DREYFUS INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For the six-month period ended February 28, 1998, the Dreyfus International Value Fund performed in line with the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index. Your Fund produced a total return of 8.02%,* compared to a total return of 8.32% for the EAFE Index.**
    Japan continued to depress returns from abroad, with its stock market now entering the ninth year of a bear market. On February 27, the Nikkei index closed more than 50% below its peak of December 1989. In contrast, during this eight-year period the U.S. market has tripled.
    During the most recent fiscal period, the Japanese component of the EAFE index declined 13.5%. The other Asian markets fared even worse, with Hong
Kong down 22% and Malaysia down 23%. Your Fund was underweighted in the region and weathered the storm well. The Japanese market actually reached its low on January 12, and by the end of February, the market recovered 15%. However, the recovery was concentrated in the more speculative sectors. Value stocks had a limited participation in the rally.
    European markets were strong and in most cases even outperformed the U.S. The United Kingdom, the largest market in Europe, was up 22% and Spain was up more than 30%. France, Germany and the Netherlands all posted returns of near 20%. With the market rally in the U.K. and continuing attrition in Japan, the U.K. stock market is now nearly the size of Japan's. Japan now is 24.9% of the EAFE index and the U.K. is 21.6%. In terms of its Gross Domestic Product ("GDP"), Japan is more than twice the size of the U.K.
    Our strategy for the first half of the fiscal year was to be well diversified and to focus on value stocks. The Fund was primarily invested in the major industrialized countries, and exposure to emerging markets was under 2%.
Economic and Market Environment
    Economic growth worldwide, with the exception of Asia, continued at a moderate pace. Inflation in the industrialized countries remained under control, interest rates were declining and the environment was favorable for stock prices. The most significant negative development for the last six months was the sharp economic reversal in Asia. The "Asian Tigers," portrayed for years as the models for economic development, fell victim to overexpansion. Currencies depreciated and stock markets suffered sharp reversa ls. As mentioned earlier, your Fund had a very limited exposure in the area and was not seriously impacted.
    The European economies continued to improve, with GDP growth improving from 2.5% to the 2.7%-3.0% range. In anticipation of the European Monetary Union, interest-rate differentials continued to narrow and inflation continued to trend down.
    The fiscal tightening needed to reach the Maastricht agreement guidelines has now run its course. Monetary policy is now more accommodating to encourage growth. European economies at this point are lagging the U.S. economic cycle. The exception is the U.K., which is much closer to the U.S. cycle.
    In terms of the stock markets, we believe the environment in Europe is favorable for investment. Although valuations are not cheap relative to the historical norm, they compare favorably with the U.S. In terms of book value and price-to-cash flow, Europe is at a significant discount to the U.S. In terms of price-to-earnings ratios, the case is less compelling, but if the numbers are adjusted to reflect the more conservative accounting practices of German and Swiss companies, price-to-earnings ratios are also lower. We also believe that there is a great deal of potential for improved profitability in Europe at the corporate level. Restructuring and share buybacks are just now beginning in Europe, whereas in the U.S., the process has been under way for several years.
    The biggest challenge today is to minimize the impact of turmoil in Asia on the rest of the world. We believe the "Asian Tigers," accustomed to generating economic growth of 7%-8%, could experience significantly lower growth rates for a while. Currencies remain under pressure and major firms are struggling under the burden of heavy dollar-based debt. Until now, these problems have not impacted developed countries to any significant extent, and we are optimistic that future impact will be minimal. One reason for the severity of the situation in the emerging markets of Asia is that the major industrial power in the region, Japan, is still struggling to solve its own economic problems.
    Early last year, Japan appeared on its way to economic recovery when the consumption tax was raised from 3% to 5%. The increase in the tax had much more adverse impact on the consumer than anticipated. Retail sales and housing were impacted negatively and the economy stagnated. Politicians now realize that measures are needed to stimulate the economy, but because of scandals and political maneuverings, the measures have not yet been implemented. We believe that over the next few months, new programs will be put in place to shore up the economy. Another positive is that, beginning in April, comparisons will be more favorable, as data will be compared with numbers of a year ago, which were depressed due to the increase in the consumption tax.
    In terms of valuations, Japan now appears cheap relative to the rest of the world. The price-to-book value of the Japanese market is 1.9 compared with the U.S. of 4.5. The price-to-cash-flow ratio is 9.9 compared with 15.2 in the U.S. In terms of price-to-earnings ratios, Japan is still expensive because profits are depressed at the bottom of the economic cycle.
Portfolio Focus
    Our strategy is to continue to seek undervalued securities with sound fundamentals and improving earnings momentum. We intend to remain well diversified within the value universe, both in terms of country exposure and economic sectors. As of February 28, 1998, the Fund was invested in 21 countries, including the small exposure to emerging markets.
    Emerging market exposure has been kept low due to the turmoil and volatility in Asian markets. The severe decline in those markets has brought valuations down, and as we begin to see evidence of stabilization we will search for opportunities. However, the objective of the Fund is to invest primarily in the major established stock markets. While exposure to emerging markets may rise somewhat because the severe decline will provide more opportunities in the value sector, over 90% of the Fund will continue to be invested in the major industrialized economies.
    Although stock market returns abroad lagged those of the U.S. in recent years, we are optimistic about the long-term outlook abroad and will continue to search for opportunities within the value sector.

    We appreciate your investment in the Fund and will continue exerting our best efforts to bring you rewarding returns from international value stocks.
                              Sincerely,

                          [Sandor Oseh signature logo]

                              Sandor Cseh
                              Portfolio Manager
March 24, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS                                                                     FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks-89.7%                                                                          Shares                 Value
                                                                                           _____________        _____________
   Argentina-.7%                 YPF Sociedad Anonima, ADS.....................                28,000             $  885,500
                                                                                                                _____________
   Australia-1.7%                Australia and New Zealand Banking.............               184,499              1,265,463
                                 Boral.........................................               381,227                921,652
                                                                                                                _____________
                                                                                                                   2,187,115
    Austria-.2%                                                                                                 _____________
                                 Bank Austria..................................                 5,320 (a)            309,239
                                 Creditanstalt-Bankverein......................                     2                    705
                                                                                                                _____________
                                                                                                                     309,944
                                                                                                                _____________
   Brazil-.2%                    Telecomunicacoes Brasileiras, ADR.............                 2,000                244,875
                                                                                                                _____________
   France-10.6%                  Alcatel Alsthom, ADS..........................                61,992              1,623,415
                                 Bongrain......................................                 1,228                554,789
                                 C.S.F. (Thompson).............................                28,104                969,582
                                 Danone........................................                 8,526              1,722,849
                                 Dexia France..................................                 4,800                612,715
                                 Elf Aquitaine, ADS............................                36,000              2,058,750
                                 Guyenne et Gascogne...........................                 1,888                620,339
                                 L'Air Liquide.................................                 7,500              1,212,420
                                 Michelin......................................                19,087              1,182,159
                                 Pechiney......................................                13,000                576,638
                                 Societe Generale..............................                 8,925              1,346,008
                                 Societe Television Francaise 1................                 3,248                352,173
                                 Usinor........................................                58,000                870,429
                                                                                                                _____________
                                                                                                                  13,702,266
                                                                                                                _____________
   Germany-8.8%                  Bayer.........................................                35,100              1,479,830
                                 Deutsche Bank.................................                20,000              1,373,933
                                 Deutsche Lufthansa ...........................                65,000              1,251,997
                                 GEA...........................................                 3,500              1,292,368
                                 Hoechst.......................................                10,000 (a)            387,434
                                 Siemens.......................................                29,400              1,809,044
                                 Tarkett.......................................                34,000                876,935
                                 VEBA..........................................                23,300              1,563,393
                                 Viag..........................................                   820                443,780
                                 Volkswagen....................................                 1,400                921,631
                                                                                                                _____________
                                                                                                                  11,400,345
                                                                                                                _____________
   Greece-.4%                    Hellenic Telecommunication Organization, GDR..                50,000 (a,b)          487,500
                                                                                                                _____________
   Hong Kong-1.9%                Guoco Group...................................               155,000                394,407
                                 HSBC..........................................                16,921                489,577
                                 Henderson Investment..........................               400,000                335,830
                                 HongKong Electric.............................               231,500                822,301
                                 Swire Pacific.................................               419,500                422,643
                                                                                                                _____________
                                                                                                                   2,464,758
                                                                                                                _____________
   Italy-3.3%                    ENI, ADS......................................                26,000              1,527,500
                                 Istituto Mobiliare Italiano, ADS..............                10,800                448,200


DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks (continued)                                                                     Shares               Value
                                                                                           _____________       _____________
        Italy (continued)                  Montedison..........................               750,000      $       777,482
                                           Telecom Italia......................               305,000            1,477,310
                                                                                                               _____________
                                                                                                                 4,230,492
                                                                                                               _____________
        Japan-23.6%                        Canon...............................                68,000            1,558,446
                                           Credit Saison.......................                73,200            1,712,451
                                           Dai-Tokyo Fire & Marine Insurance...               250,000            1,147,899
                                           Fuji Machine Manufacturing..........                32,000              858,065
                                           Hitachi.............................               131,000              984,837
                                           Honda Motor.........................                32,000            1,108,962
                                           Ito-Yokado..........................                30,000            1,641,555
                                           Kao.................................               110,000            1,491,674
                                           Mabuchi Motor.......................                28,000            1,498,811
                                           Matsumotokiyoshi....................                21,000              789,373
                                           Mikuni Coca Cola Bottling...........                53,000              722,918
                                           Minebea.............................               158,000            1,754,164
                                           Mitsubishi Heavy Industries.........               220,000              959,555
                                           Murata Manufacturing................                45,000            1,431,008
                                           NAMCO...............................                26,500              640,959
                                           Nichiei.............................                16,600            1,724,505
                                           Nishimatsu Construction.............               105,000              542,069
                                           Rinnai..............................                62,800            1,020,935
                                           Rohm................................                12,000            1,189,532
                                           Sankyo..............................                32,000              672,482
                                           Sekisui Chemica.....................               145,000              923,354
                                           Sekisui Hous........................                35,000              276,169
                                           Sony................................                22,000            1,988,898
                                           Toshiba.............................               174,000              780,999
                                           Toyota Motor........................                31,000              857,969
                                           Yamanouchi Pharmaceutical...........                55,000            1,339,017
                                           Yamato Transport....................                79,000              996,114
                                                                                                              _____________
                                                                                                                30,612,720
                                                                                                              _____________
        Netherlands-6.8%                   ABN-Amro............................                62,497            1,387,124
                                           Akzo Nobel, ADR.....................                12,000            1,218,000
                                           Hollandsche Beton Groep.............                39,600              805,358
                                           Hunter Douglas......................                34,732            1,502,705
                                           Koninklijke KNP.....................                50,000            1,334,637
                                           Philips Electronics, ADR............                14,000            1,090,250
                                           Royal PTT Nederland, ADS............                29,066            1,467,833
                                                                                                              _____________
                                                                                                                 8,805,907
                                                                                                              _____________
        New Zealand-.2%                    Air New Zealand.....................               184,000              274,247
                                                                                                              _____________
        Norway-.5%                         Orkla AS-B..........................                 8,500              733,261
                                                                                                              _____________
        Peru-.4%                           Telefonica del Peru, ADS............                27,000              511,313
                                                                                                              _____________
        Portugal-1.0%                      Banco Totta & Acores................                47,000            1,304,010
                                                                                                              _____________

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks (continued)                                                                   Shares             Value
                                                                                         _____________    _____________
        Singapore-1.0%                     Development Bank of Singapore.......               160,000        $   1,255,096
                                                                                                              _____________
        Spain-5.0%                         Corporacion Bancaria de Espana, ADS.                44,500            1,660,406
                                           Endesa..............................                66,000            1,459,608
                                           Gas Y Electridad....................                18,000            1,337,062
                                           Repsol, ADR.........................                46,000            2,047,000
                                                                                                              _____________
                                                                                                                 6,504,076
                                                                                                              _____________
        Sweden-2.4%                        Autoliv.............................                51,200            1,565,388
                                           Marieberg Tidnings..................                44,400            1,027,136
                                           Scania AB 'A'.......................                23,250              502,969
                                           Scania AB 'B'.......................                 1,250               27,275
                                                                                                              _____________
                                                                                                                 3,122,768
                                                                                                              _____________
        Switzerland-3.9%                   Forbo Holding.......................                 2,770            1,260,122
                                           Nestle..............................                   830            1,457,036
                                           Sulzer..............................                 1,000              778,688
                                           Union Bank of Switzerland...........                 1,040            1,623,935
                                                                                                              _____________
                                                                                                                 5,119,781
                                                                                                              _____________
        United Kingdom-15.7%               BTR.................................               484,129            1,282,621
                                           Bunzl...............................               332,779            1,350,487
                                           Cable & Wireless, ADS...............                12,000              399,000
                                           Laird Group.....................                   169,000            1,215,348
                                           LucasVarity.........................               460,004            1,768,541
                                           Medeva..............................               230,000              595,441
                                           National Westminster Bank...........                89,488            1,645,252
                                           PowerGen............................               132,631            1,848,990
                                           Rio Tinto...........................               105,554            1,422,086
                                           Royal & Sun Alliance Insurance......               202,104            2,568,460
                                           Safeway.............................               276,933            1,628,904
                                           Stakis..............................               560,000              975,284
                                           Storehouse..........................               324,000            1,376,717
                                           Tomkins.............................               405,000            2,335,607
                                                                                                              _____________
                                                                                                                20,412,738
                                                                                                              _____________
        United States-1.4%                 Pharmacia & Upjohn..................                45,200            1,788,225
                                                                                                              _____________
                                           TOTAL COMMON STOCKS.................
                                           (cost $106,776,834).................                               $116,356,937
                                                                                                              =============
Preferred Stocks-1.8%
        Austria-.8%                        Bank Austria........................                16,800       $    1,096,311
                                                                                                              _____________
        Germany-1.0%                       Hugo Boss...........................                   400              633,783
                                           Rheinmetall.........................                34,200              603,141
                                                                                                              _____________
                                                                                                                 1,236,924
                                                                                                              _____________
                                           TOTAL PREFERRED STOCKS
                                            (cost $1,642,708)..................                              $   2,333,235
                                                                                                             =============

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       FEBRUARY 28, 1998 (UNAUDITED)
                                                                                            Principal
Short-Term Investments-4.7%                                                                  Amount             Value
                                                                                         _____________      _____________
               U.S. Treasury Bills;        5.17%, 4/23/98
                     (cost $6,108,111)                                                 $   6,155,000        $    6,106,437
                                                                                                             =============
TOTAL INVESTMENTS (cost $114,527,653).....................................                      96.2%         $124,796,609
                                                                                            =========        =============
CASH AND RECEIVABLES (NET)................................................                       3.8%       $    4,900,403
                                                                                            =========        =============
NET ASSETS................................................................                     100.0%         $129,697,012
                                                                                            =========        =============
Notes to Statement of Investments:
  (a)      Non-income producing.
  (b)      Security exempt from registration under Rule 144A of the
 Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February
 28, 1998, this security amounted to $487,500 or approximately .4% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           FEBRUARY 28, 1998 (UNAUDITED)
                                                                                              Cost              Value
                                                                                              _____________     ____________
ASSETS:                          Investments in securities-See Statement of Investments       $114,527,653      $124,796,609
                                 Cash denominated in foreign currencies.....                     6,454,512         6,366,309
                                 Cash.......................................                                         382,225
                                 Receivable for investment securities sold..                                         293,958
                                 Dividends receivable.......................                                         132,900
                                 Receivable for shares of Common Stock subscribed                                     21,439
                                 Prepaid expenses...........................                                          10,097
                                                                                                                 _____________
                                                                                                                 132,003,537
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        97,507
                                 Due to Distributor.........................                                          23,901
                                 Payable for shares of Common Stock redeemed                                       1,606,230
                                 Payable for investment securities purchased                                         523,903
                                 Accrued expenses...........................                                          54,984
                                                                                                                 _____________
                                                                                                                   2,306,525
                                                                                                                 _____________
NET ASSETS..................................................................                                    $129,697,012
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                    $117,966,030
                                 Accumulated investment (loss)..............                                       (138,695)
                                 Accumulated net realized gain (loss) on investments and
                                    foreign currency transactions...............                                   1,694,869
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                 10,174,808
                                                                                                                _____________
NET ASSETS..................................................................                                    $129,697,012
                                                                                                                =============
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                       8,233,375
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $15.75
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS                                                     SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $40,925 foreign taxes

                                     withheld at source)....................                     $   518,512
                                 Interest...................................                         218,342
                                                                                                  ___________
                                       Total Income.........................                                     $   736,854
EXPENSES:                        Management fee-Note 3(a)...................                         563,417
                                 Shareholder servicing costs-Note 3(b)......                         155,204
                                 Custodian fees.............................                          46,038
                                 Registration fees..........................                          26,805
                                 Professional fees..........................                          15,998
                                 Prospectus and shareholders' reports.......                           6,031
                                 Directors' fees and expenses-Note 3(c).....                           3,191
                                 Loan commitment fees-Note 2................                             249
                                 Miscellaneous..............................                           1,060
                                                                                                  ___________
                                       Total Expenses.......................                                         817,993
                                                                                                                  ___________
INVESTMENT (LOSS)...........................................................                                         (81,139)
                                                                                                                  ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions..................                      $2,822,758
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                         (87,061)
                                                                                                  ___________
                                       Net Realized Gain (Loss).............                                       2,735,697
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                       6,440,987
                                                                                                                  ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       9,176,684
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $9,095,545
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                    February 28, 1998          Year Ended
                                                                                       (Unaudited)           August 31, 1997
                                                                                    _________________       ________________
OPERATIONS:
  Investment income (loss)-net.............................................           $   (81,139)            $    620,027
  Net realized gain (loss) on investments..................................             2,735,697                2,131,982
  Net unrealized appreciation (depreciation) on investments................             6,440,987                3,810,469
                                                                                    _________________       ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations........             9,095,545                6,562,478
                                                                                    =================       ================
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................              (605,725)                (290,696)
  Net realized gain on investments.........................................            (2,990,766)                (376,194)
                                                                                    _________________       ________________
    Total Dividends........................................................            (3,596,491)                (666,890)
                                                                                    _________________       ________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................            84,732,114               89,144,565
  Dividends reinvested.....................................................             2,744,488                  522,275
  Cost of shares redeemed..................................................           (60,174,593)             (24,304,311)
                                                                                    _________________       ________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions......            27,302,009               65,362,529
                                                                                    _________________       ________________
      Total Increase (Decrease) in Net Assets..............................            32,801,063               71,258,117
NET ASSETS:
  Beginning of Period......................................................            96,895,949               25,637,832
                                                                                    _________________       ________________
  End of Period............................................................          $129,697,012            $  96,895,949
                                                                                    =================       ================
Undistributed investment income (loss)-net.................................          $   (138,695)           $     548,169
                                                                                    _________________       ________________
                                                                                          Shares                 Shares
                                                                                    _________________       ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................             5,563,196                6,171,987
  Shares issued for dividends reinvested...................................               185,941                   38,601
  Shares redeemed..........................................................            (3,952,681)             (1,712,155)
                                                                                    _________________       ________________
    Net Increase (Decrease) in Shares Outstanding..........................             1,796,456                4,498,433
                                                                                    =================       ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Six Months Ended
                                                                          February 28, 1998      Year Ended August 31,
                                                                                                _____________________
PER SHARE DATA:                                                             (Unaudited)           1997          1996(1)
                                                                            __________           ______         ______
    Net asset value, beginning of period.......................                $15.05            $13.23         $12.50
                                                                               ______             ______         ______
    Investment Operations:
    Investment income (loss)-net...............................                  (.02)              .07            .15
    Net realized and unrealized gain (loss)
      on investments...........................................                  1.20              1.98            .65
                                                                               ______             ______         ______
    Total from Investment Operations...........................                  1.18              2.05           .80
                                                                               ______             ______         ______
    Distributions:
    Dividends from investment income-net.......................                  (.08)             (.10)          (.04)
    Dividends from net realized gain on investments............                  (.40)             (.13)          (.03)
                                                                               ______            ______          ______
    Total Distributions........................................                  (.48)             (.23)          (.07)
                                                                               ______            ______          ______
    Net asset value, end of period.............................                $15.75            $15.05         $13.23
                                                                               ======            ======          ======
TOTAL INVESTMENT RETURN........................................                  8.02%(2)          15.72%         6.43%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                   .72%(2)           1.49%         1.39%(2)
    Ratio of net investment income (loss)
      to average net assets....................................                  (.07%)(2)          1.09%         1.78%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......................                       -(2)           .03%          .51%(2)
    Portfolio Turnover Rate....................................                 19.18%(2)          25.35%        19.14%(2)
    Average commission rate paid (3)...........................                  $.0303             $.0315        $.0348
    Net Assets, end of period (000's Omitted)..................             $129,697           $96,896       $25,638
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all fund's are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1998, the Fund was charged $140,854 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $10,846 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 1998, amounted to $36,874,074 and $20,087,709, respectively
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At February 28, 1998, there were no open forward currency exchange contracts.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (b) At February 28, 1998, accumulated net unrealized appreciation on investments was $10,268,956, consisting of $16,779,543 gross unrealized appreciation and $6,510,587 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INTERNATIONAL VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                            254SA982
Registration Mark
[Dreyfus logo]
International Value
Fund
Semi-Annual
Report
February 28, 1998

DREYFUS TECHNOLOGY GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is my pleasure to introduce to you the comanagers of one of our newest and most exciting mutual funds - the Dreyfus Technology Growth Fund. Responsibilities for managing this Fund, which began operations last fall, are shared by Richard D. Wallman and Mark Herskovitz.
    Richard Wallman, who joined Dreyfus in 1995, is a senior sector manager for the technology industry in our Equity Research Department. His industry specialties include data communications, voice processing, software, computer services and the Internet.
    Before joining Dreyfus, Richard comanaged $1.3 billion of growth investments at Desai Capital Management. Earlier, he had experience in analyzing and selecting stock investments at Bankers Trust Company and managing consulting assignments in the financial services industry at Price Waterhouse. He earned his M.B.A. at New York University's Stern School of Business.
    Mark Herskovitz, also a senior sector manager in the Equity Research Department, came to Dreyfus in 1996. His responsibilities include coverage of companies engaged in the manufacture of computer hardware, semiconductors and semiconductor equipment, telecom equipment and services, and satellite companies. He previously worked as a senior technology analyst for National City Corporation. He has an A.B. degree from the University of Chicago, where he studied economics and history.
    Dreyfus Technology Growth Fund is the first of our mutual funds to concentrate on a single industry sector. We believe that Richard and Mark are highly qualified to manage the assets invested in this Fund.
                              Sincerely,

                      [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation
March 23, 1998
New York, N.Y.


DREYFUS TECHNOLOGY GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this, our first semi-annual report for the Dreyfus Technology Growth Fund, for the period ended February 28, 1998. Over this period, your Fund generated relatively strong results during a very difficult time for technology stocks. The Fund produced a total return of 5.60% from its inception on October 13, 1997 through February 28, 1998,* compared to a loss of -.03% for the Morgan Stanley High Technology 35 Index (the "Tech 35")** and a gain of 9.18% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500").***
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below levels of a year ago, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
Market Overview
    Only four months after enduring the largest-ever one-day drop in the Dow Jones Industrial Average, the stock market was back again setting new records by the end of February.
    The widely followed Dow Jones Industrials had broken new ground, and the more widely based S&P 500 had also achieved a new record. Smaller stocks as represented by the Russell 2000 average had not recouped the ground lost last fall, and the NASDAQ Composite, while close to its previous high, had not climbed all the way back. Yet signs of market strength continued into early March, especially for the largest stocks.

    How solid was this recovery from last October's lows? One lesson to be learned was that the market was highly sensitive to any bad news, especially about corporate profits. Despite the market's resilience, a number of stocks
- particularly in the electronic sector - suffered reverses when companies forecast lower earnings for the early months of 1998.
    In late 1997, large stocks, particularly heavily capitalized global corporations, had been depressed in price by the so-called "Asian flu" - the severe financial problems affecting Japan, Korea, Singapore, Thailand, Indonesia and the Philippines. In the new year, however, these companies appeared to make an adjustment to the Asian problems. In addition, very large companies were sought out by investors as offering a better refuge in uncertain times than small and medium-size companies.
    And the weapons-inspection crisis with Iraq, though it eased with an agreement at the close of the fiscal period, provided more reasons for investors to seek out the large, well-established stocks.
    As the stock market approached its spring quarter, there was no shortage of reasons to worry whether the recent strength could be maintained. For one, there was the ever-present fear that the Fed might try to curb ebullience in the market - and the U.S. economy - by raising interest rates again. Also, there were predictions that the Asian flu had yet to make its full force felt in the American economy. Then there were the uncertainties brought on by the White House scandals, continued defiance by Iraq's Saddam Hussein, and the advance shadow of the approaching midterm elections.
    Even though interest rates have crept up in early 1998, the average price of stocks in the S&P 500 stood at 26 times operating earnings at the end of February, compared to 20.7 a year earlier. And the dividend yield of stocks in the S&P 500 was at an all-time low of 1.51%.
    Nonetheless, the resilience of the stock market was supported by a number of impressive factors. Inflation is lower than at any time in a generation. Interest rates, though edging higher, are low by most recent standards. And corporate profits, though likely to be lower than last year, have still been growing at double-digit rates. In addition, cash flows into mutual funds and into stocks have been setting new records.
    Market bears interpret these developments as signs that a market "top" is close at hand. However, recent swings in stock prices indicate that many investors still regard drops in the market as a good opportunity to acquire more shares at reasonable prices.
Portfolio Focus
    In 1997, technology stocks had performed very well up until the week your Fund was launched. The day after your Fund commenced operations, Intel issued cautionary comments during an earnings conference call and suddenly technology stocks were out of favor.
    Then, beginning on October 20th, the Hong Kong stock market became the most important victim yet of what we now call the "Asian Contagion." Over a four-day period, the Hong Kong market lost nearly 25% of its value for its worst loss ever. In response, the Dow Jones Industrial Average plunged 554.26 points on October 27th, which set a record for the Dow's single-largest one-day point loss. Late in November, South Korea's currency collapsed, dragging down both its stock market and those of its neighbors.
    The effect of the Asian crisis on technology stocks during the time when your Fund came into existence through the end of February 1998, was negative. Investors showed considerable concern over the prospect that the weakness in the currencies of southeast Asian countries would result in a big drop in demand for such high tech products as computers, semiconductors and semiconductor capital equipment. It was these concerns that caused the poor performance of technology stocks during the period in question and is why our benchmark, the Tech 35, showed a modest decline in value.
    In spite of these general challenges, your Fund showed positive results. The key to the Fund's strong performance was the decision we took in response to the Asian crisis to overweight companies in the computer software and services segments. This proved to be the right course, since the companies we invested in, like PeopleSoft, Compuware and Intuit, continued to enjoy strong fundamental growth and rising share valuations.
    Your Fund also benefitted from overweighting computer service companies that participate in the development of the Internet and the continued expansion of corporate data networks. Large positions that did well include Cambridge Technology Partners, Cisco Systems and USWeb.
    There are a number of other areas where the Fund had meaningful investments that produced very strong performance. One of the most important was in the area of telecommunications services and equipment. As countries deregulate their telecommunications services industries, opportunities are being created for new service providers and for the equipment companies that are building their new networks.
    At the close of the fiscal period, we had significant positions in a number of new phone companies like Metromedia Fiber Network, Cl.A, MetroNet Communications and NEXTLINK Communications, Cl.A that showed exceptionally strong growth. Holdings in AT&T, WorldCom and MCI Communications have also done very well.
    Investments in telecom equipment companies such as Tellabs, Lucent Technologies and Northern Telecom Communications benefitted from the build-out of telephone networks for local, long distance and wireless service providers.
    We maintained a moderate level of investment in semiconductor and semiconductor equipment companies for their long-term potential, and they managed to show gains even though companies in these sectors have been directly affected by the events in Asia. Some of the Fund's larger positions during the period included Level One Communications, a maker of semiconductors for the networking industry, ASM Lithography Holding, N.V., a leader in the photolithography part of the semiconductor equipment industry and PRI Automation, the dominant supplier of automation equipment to the semiconductor industry.
    As can be expected when investing in equities, some companies reported disappointing results and saw a drop in the value of their shares. One big disappointment for the period was the hardware component vendor Adaptec, which was affected by reduced demand for some of its products. The Fund experienced losses in several investments in the telecommunications equipment and networking areas as orders for a number of companies materialized more slowly than expected. These include Electromagnetic Sciences, a maker of specialized antennas for the wireless telephone service industry; Allen Telecom, a maker of infrastructure equipment for the wireless telephone service industry; Adtran, a maker of high speed access equipment, and Applied Digital Access, whose software products are used by phone companies to monitor the performance of their networks.

    We nevertheless remain very confident in the outlook for technology stocks and continue to believe they may offer the potential for superior long-term investment performance.
    Sincerely,                               Sincerely,

    [Richard D. Wallman signature logo]      [Mark Herkowitz signature logo]

    Richard D. Wallman                       Mark Herkowitz
    Portfolio Manager                        Portfolio Manager
March 23, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: MORGAN STANLEY & CO. - The Morgan Stanley High Technology 35 Index
    (the "Tech 35") is an equal weighted index and is the first listed broad-market technology barometer composed only of electronics-based technology companies. The 35 bellwether stocks include many of the most highly capitalized companies, both large and small, in the diverse technology industry with market capitalizations ranging from about $1 billion to more than $100 billion.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Investments                                                               February 28, 1998 (Unaudited)
Common Stocks-105.3%                                                                              Shares            Value
                                                                                               ___________       ___________

          Commercial Services-2.0%   Gartner Group, Cl. A.................        (a)                4,000       $   159,500
                                                                                                                 ___________
            Computer Hardware-4.4%   Gateway 2000.........................        (a)                5,500           242,000
                                     Silicon Graphics.....................        (a)                7,500           112,969
                                                                                                                 ___________
                                                                                                                     354,969
                                                                                                                 ___________
           Computer Software-21.7%   Compuware............................        (a)                8,500           358,062
                                     Intuit...............................        (a)                6,000           279,000
                                     Legato Systems.......................        (a)                4,000           196,000
                                     Logic Works..........................        (a)               12,000           121,500
                                     Network Associates...................        (a)                4,000           258,500
                                     PeopleSoft...........................        (a)                8,500           379,844
                                     Siebel Systems.......................        (a)                2,500           153,750
                                                                                                                 ___________
                                                                                                                   1,746,656
                                                                                                                 ___________
         Electronic Components-.9%   Adaptec..............................        (a)                2,800            74,025
                                                                                                                 ___________
Electronic Data Processing-14.2%     Cambridge Technology Partners........        (a)                4,100           186,550
                                     Checkfree Holdings...................        (a)                4,300            92,450
                                     First Data...........................                           4,400           149,600
                                     Fiserv...............................        (a)                2,000           109,500
                                     Keane................................        (a)                3,000           139,500
                                     Paychex..............................                           4,000           206,500
                                     Technology Solutions.................        (a)                2,800            91,000
                                     USWeb................................                           9,000           168,750
                                                                                                                 ___________
                                                                                                                   1,143,850
                                                                                                                 ___________
                     Internet-3.6%   CDnow................................                           4,000            91,500
                                     Onsale...............................                           7,000           200,813
                                                                                                                 ___________
                                                                                                                     292,313
                                                                                                                 ___________
                   Networking-5.4%   Ascend Communications................        (a)                5,500           205,906
                                     Cisco Systems........................        (a)                3,500           230,563
                                                                                                                 ___________
                                                                                                                     436,469
                                                                                                                 ___________
       Semiconductor Capital
                   Equipment-13.3%   ASM Lithography Holding, N.V.........        (a)                2,200           205,425
                                     Applied Materials....................        (a)                2,500            92,031
                                     Cymer................................        (a)                7,700           173,731
                                     Etec Systems.........................        (a)                3,300           173,044
                                     KLA-Tencor...........................        (a)                3,000           138,469
                                     PRI Automation.......................        (a)                5,000           173,906
                                     Teradyne.............................        (a)                2,300           108,531
                                                                                                                 ___________
                                                                                                                   1,065,137
                                                                                                                 ___________
              Semiconductors-10.0%   Intel................................                           1,600           143,500
                                     Level One Communications.............        (a)                4,700           211,206
                                     Micron Technology....................        (a)                5,600           185,850
                                     Texas Instruments....................                           2,000           115,750
                                     Xilinx...............................        (a)                3,300           144,788
                                                                                                                 ___________
                                                                                                                     801,094
                                                                                                                 ___________


DREYFUS TECHNOLOGY GROWTH FUND
Statement of Investments (continued)                                          February 28, 1998 (Unaudited)
Common Stocks (continued)                                                                        Shares             Value
                                                                                               ___________       ___________

          Telecommunications-17.7%   AT&T.................................                           2,900       $   176,538
                                     ICG Communications...................        (a)                4,400           147,950
                                     MCI Communications...................                           3,600           172,125
                                     Metromedia Fiber Network, Cl. A......                           7,700           282,975
                                     MetroNet Communications, Cl. B.......                           7,900           188,612
                                     NEXTLINK Communications, Cl. A.......                           5,500           165,687
                                     Qwest Communications.................                           3,400           119,425
                                     WorldCom.............................        (a)                4,500           171,844
                                                                                                                 ___________
                                                                                                                   1,425,156
                                                                                                                 ___________
         Telecommunications
                   Equipment-12.1%   Applied Voice Technology                     (a)                6,000           208,500
                                     Aspect Telecommunications............        (a)                6,500           171,438
                                     Lucent Technologies..................                           1,500           162,562
                                     Nokia, Cl. A, A.D.R..................                             900            90,675
                                     Northern Telecommunications..........                           2,700           143,944
                                     Tellabs..............................        (a)                3,300           199,237
                                                                                                                 ___________
                                                                                                                     976,356
                                                                                                                 ___________
TOTAL INVESTMENTS (cost $7,108,595).......................................                           105.3%      $ 8,475,525
                                                                                                   =======       ===========
LIABILITIES, LESS CASH AND RECEIVABLES....................................                           (5.3%)      $  (425,726)
                                                                                                   =======       ===========
NET ASSETS................................................................                          100.0%       $ 8,049,799
                                                                                                   =======       ===========
Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Assets and Liabilities                                           February 28, 1998 (Unaudited)
                                                                                                   Cost             Value
                                                                                               ___________       ___________
ASSETS:                          Investments in securities-See Statement of Investments         $7,108,595        $8,475,525
                                 Cash.....................................                                           106,712
                                 Receivable for investment securities sold                                           137,487
                                 Receivable for shares of Common Stock subscribed                                     51,500
                                 Dividends and interest receivable........                                             2,829
                                 Prepaid expenses.........................                                             1,169
                                                                                                                 ___________
                                                                                                                   8,775,222
                                                                                                                 ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         6,155
                                 Due to Distributor.........................                                           1,503
                                 Payable for investment securities purchased                                         257,325
                                 Bank loan payable-Note 2...................                                         450,000
                                 Interest payable-Note 2....................                                           1,065
                                 Accrued expenses...........................                                           9,375
                                                                                                                 ___________
                                                                                                                     725,423
                                                                                                                 ___________
NET ASSETS..................................................................                                      $8,049,799
                                                                                                                 ===========
REPRESENTED BY:                  Paid-in capital............................                                      $7,201,072
                                 Accumulated investment (loss)..............                                         (11,702)
                                 Accumulated net realized gain (loss) on investments                                (506,501)
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4                                                          1,366,930
                                                                                                                 ___________
NET ASSETS..................................................................                                      $8,049,799
                                                                                                                 ===========
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         609,740
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $13.20
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Operations
From October 13, 1997 (commencement of operations) to February 28, 1998 (Unaudited)
INVESTMENT INCOME
INCOME:                          Interest...................................                  $     13,611
                                 Cash dividends (net of $29 foreign taxes
                                     withheld at source)....................                         1,804
                                                                                               ___________
                                       Total Income.........................                                       $  15,415
EXPENSES:                        Management fee-Note 3(a)...................                        15,325
                                 Legal fees.................................                        36,831
                                 Shareholder servicing costs-Note 3(b)......                         7,076
                                 Auditing fees..............................                         6,400
                                 Custodian fees-Note 3(b)...................                         3,809
                                 Registration fees..........................                         2,681
                                 Interest expense-Note 2....................                         1,065
                                 Prospectus and shareholders' reports.......                           167
                                 Directors' fees and expenses-Note 3(c).....                           162
                                 Miscellaneous..............................                         1,346
                                                                                               ___________
                                       Total Expenses.......................                        74,862
                                 Less-expense reimbursement from Manager
                                     due to undertaking-Note 3(a)...........                       (47,745)
                                                                                               ___________
                                       Net Expenses.........................                                          27,117
                                                                                                                   _________
INVESTMENT (LOSS)...........................................................                                         (11,702)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  (506,501)
                                 Net unrealized appreciation (depreciation) on investments       1,366,930
                                                                                               ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         860,429
                                                                                                                   _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $848,727
                                                                                                                   =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Changes in Net Assets
From October 13, 1997 (commencement of operations) to February 28, 1998 (Unaudited)
OPERATIONS:
  Investment (loss)........................................................                                      $   (11,702)
  Net realized gain (loss) on investments..................................                                         (506,501)
  Net unrealized appreciation (depreciation) on investments................                                        1,366,930
                                                                                                                 ___________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                                          848,727
                                                                                                                 ___________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                                        9,356,026
  Cost of shares redeemed..................................................                                       (2,154,954)
                                                                                                                 ___________
    Increase (Decrease) in Net Assets from Capital Stock Transactions......                                        7,201,072
                                                                                                                 ___________
      Total Increase (Decrease) in Net Assets..............................                                        8,049,799
NET ASSETS:
  Beginning of Period......................................................                                              ---
                                                                                                                 ___________
  End of Period............................................................                                      $ 8,049,799
                                                                                                                 ===========
INVESTMENT (LOSS)..........................................................                                      $   (11,702)
                                                                                                                 ___________
                                                                                                                    Shares
                                                                                                                 ___________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                                          794,552
  Shares redeemed..........................................................                                         (184,812)
                                                                                                                 ___________
    Net Increase (Decrease) in Shares Outstanding..........................                                          609,740
                                                                                                                 ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Financial Highlights
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from October 13, 1997 (commencement of operations) to February 28, 1998. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period                         $12.50
                                                                 ______
    Investment Operations:
    Investment (loss)..................................            (.02)
    Net realized and unrealized gain (loss)
      on investments...................................             .72
                                                                 ______
    Total from Investment Operations...................             .70
                                                                 ______
    Net asset value, end of period.....................          $13.20
                                                                 ______
                                                                 ______
TOTAL INVESTMENT RETURN................................           5.60%(1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..            .49%(1)
    Ratio of interest expense
      to average net assets............................            .02%(1)
    Ratio of net investment income (loss)
      to average net assets............................           (.22%)(1)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager................            .89%(1)
    Portfolio Turnover Rate............................          88.09%(1)
    Average commission rate paid(3)....................          $.0533
    Net Assets, end of period (000's Omitted)..........          $8,050
(1)    Not annualized.
(2) Calculated based on net asset value on the close of business on October 14, 1997 (commencement of initial offering) to February 28, 1998.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Technology Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund, which commenced operations on October 13, 1997.
The Fund's investment objective is capital appreciation. The Dreyfus
Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of February 28, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 160,000 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS TECHNOLOGY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

    (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1998 was approximately $46,800, with a related weighted average annualized interest rate of 5.98%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 13, 1997 through February 28, 1998 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $47,745 for the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period ended February 28, 1998, the Fund was charged
$5,108 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $1,619 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $3,809 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS TECHNOLOGY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998 amounted to $11,532,012 and $3,917,691, respectively.
    At February 28, 1998, accumulated net unrealized appreciation on investments was $1,366,930, consisting of $1,457,255 gross unrealized appreciation and $90,325 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS TECHNOLOGY GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            255SA982
Registration Mark
[Dreyfus logo]
Technology Growth
Fund
Semi-Annual
Report
February 28, 1998

DREYFUS AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Dreyfus Aggressive Growth Fund completed the first half of its current fiscal year February 28, 1998. The total return for the six-month period lagged the general stock market. The Fund's total return was -15.05%,* compared to 17.61% for the Standard & Poor's 500 Composite Stock Price Index and 9.64% for the Russell 2000 Index.***
    The Fund's underperformance of the last six months resulted from a number of the Fund's holdings that experienced fundamental disappointments, such as negative earnings surprises and delayed new product introductions, or specific market trading pressures, including secondary share offerings and year-end tax-loss selling.
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below year ago levels, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
Market Overview
    The equity market experienced several sharp swings over the last twelve-month and six-month periods. Following a downward market correction during February-April 1997, coinciding with a rise in long-term bond rates to over 7.1%, stocks rallied from the April low to new high levels in the August-October period, boosted by a combination of strong corporate earnings growth and declining interest rates. Larger-capitalization shares reached record highs in early August, over 8200 on the Dow Jones Industrial Average. Smaller-capitalization shares, as represented by the Russell 2000 Index, climbed until mid-October to a record 465 index level.

    In mid-October, however, the Asian economic problems became the focus for all equity markets, raising fears of depression in parts of Asia and a potential global recession in 1998. Stock markets broadly dropped for two weeks from mid to late October, with most U.S. market indices declining 10% or more during that time. While share prices recovered during November and early December, the lower overall investor confidence levels contributed to outperformance by larger-capitalization shares, which rallied to near previous record-high levels. Smaller-capitalization shares lagged in the recovery, hurt by excessive recession fears and pressured by continued year-end tax-loss selling, as many stocks remained well below trading levels of earlier in 1997. Stocks that had made recent disappointing earnings announcements were severely hurt during the market decline and often failed to recover much at all during the fourth quarter.
    In 1998, equity markets got off to a poor start as increased fear of earnings disappointments caused another market drop in early January. From the mid-January lows for most stocks, share prices began to rally as severe U.S. recession fears moderated and U.S. corporate earnings reports and 1998 outlook comments provided positive news for equities. By the end of February, many stock market indices had reached new record-high levels reflecting the positive combination of low inflation and interest rates and still-positive prospects for earnings growth in 1998 as domestic economic activity remained strong, led by the consumer sector.
Portfolio Focus
    The Fund's primary overweightings remained in health care, technology and process industries, emphasizing smaller-capitalization companies. Many of the stock holdings had market capitalizations of less than $250 million.
    The eight largest portfolio holdings as of February 28 represented over 35% of the Fund's assets and reflect the growth emphasis on health care (ONCOR, Macrochem, OncorMed), technology (Ultralife Batteries, Level 8 Systems), process industries (Chromatics Color Science International, Eco
Soil Systems), and niche transportation (American Classic Voyages) companies. These are corporations with strong above-average growth prospects through important new business introductions in 1998 and 1999.
    Earnings disappointments in late 1997 occurred at Sheldahl (technology), TriTeal (technology), Ultrafem (consumer products), Famous Dave's of America (restaurants) and Larson-Davis (process technology). Secondary share offerings pressured Complete Management (medical services), Crystal Systems Solutions (technology), Imaging Technologies (technology) and Eco Soil
Systems (process industries).
    A number of actions have been taken in an effort to enhance the potential return prospects of the Fund. Several poor performing stocks were eliminated from the Fund as were stocks where the risk of future disappointment was deemed to be high. More specifically, we sold securities where we believe (1) the timing of expected positive developments is unclear for the near term (generally, six months); and (2) performance and/or earnings have been strong but volatile, and valuation levels have reached a level where the near-term upside potential looks limited, even though the long-term outlook may remain bright. Additionally, we have added positions to the Fund that (1) we believe have greater likelihood of near-term positive developments plus strong long-te rm prospects or (2) are larger holdings with high liquidity and the potential for greater near-term Wall Street coverage.

    In due course, we believe, patient investors will be rewarded for their investment in this Fund.

   Sincerely,                               Sincerely,

  [Paul A. LaRocco signature logo]          [Michael Schonberg signature logo]

  Paul A. LaRocco                           Michael Schonberg
April 15, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
**SOURCE: FRANK RUSSELL COMPANY - Reflects the reinvestment if income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                     FEBRUARY 28,1998 (UNAUDITED)
Common Stocks-95.8%                                                                         Shares                  Value
                                                                                         ____________           ____________
          Commercial Services-3.1%   Four Media..............................                 100,000 (a)      $     850,000
                                     Intellicell............................                  132,500 (a)            629,375
                                     Intellicell (Warrants).................                   76,250 (a)            ----
                                     Wiztec Solutions.......................                  135,000 (a)          1,265,625
                                                                                                                ____________
                                                                                                                   2,745,000
                                                                                                                ____________
         Consumer Non-durables-.8%   Famous Dave's of America................                  35,000 (a)            245,000
                                     Ultrafem...............................                  400,000 (a)            462,500
                                     Vista 2000.............................                  271,575 (a)             16,973
                                                                                                                ____________
                                                                                                                     724,473
                                                                                                                ____________
            Consumer Services-3.5%   Alma International.......................              1,300,000 (a)            286,000
                                     Home Security International............                  125,000 (a)          1,328,125
                                     Hotel Discovery........................                   37,500 (a)            103,125
                                     Hotel Discovery (Warrants).............                   37,500 (a)             28,125
                                     Network Event Theater..................                  210,000 (a)            918,750
                                     Response USA...........................                   75,000 (a)            459,375
                                                                                                                ____________
                                                                                                                   3,123,500
                                                                                                                ____________
       Electronic Technology-14.9%   Advanced Photonix, Cl. A..................               520,000 (a)            682,500
                                     Celerity Systems.......................                  100,000 (a)            337,500
                                     FieldWorks.............................                  122,500 (a)            551,250
                                     Image Processing Systems...............                  575,000 (a)            868,763
                                     Imaging Technologies...................                  540,000 (a)          1,805,625
                                     iMall..................................                  191,000 (a)          1,337,000
                                     Larson-Davis...........................                  100,000 (a)            300,000
                                     Sheldahl...............................                  155,000 (a)          2,615,625
                                     TAVA Technologies......................                  100,000 (a)            843,750
                                     TSL Holdings...........................                       10 (a)             ----
                                     Ultralife Batteries....................                  250,000 (a)          3,843,750
                                                                                                                ____________
                                                                                                                  13,185,763
                                                                                                                ____________
                      Finance-2.4%   Downey Financial                                          15,000                438,750
                                     Preferred Employers Holdings...........                  214,600 (a)          1,716,800
                                                                                                                ____________
                                                                                                                   2,155,550
                                                                                                                ____________
              Health Services-8.9%   Complete Management                                      123,700 (a)          1,368,431
                                     Comprehensive Care.....................                   65,000 (a)            674,375
                                     HemaCare...............................                  350,000 (a)            175,000
                                     OMEGA Health Systems...................                   65,000 (a)            479,375
                                     OncorMed...............................                  520,000 (a,b)        3,380,000
                                     OnGard Systems.........................                  320,000 (a)             ----
                                     Pace Health Management Systems.........                  180,000 (a)             78,750
                                     Patient Infosystems....................                  330,000 (a)          1,062,188
                                     ProxyMed Inc...........................                   90,000 (a)            680,625
                                     Substance Abuse Technologies...........                1,400,000 (a)            14,000
                                                                                                                ____________
                                                                                                                   7,912,744
                                                                                                                ____________
           Health Technology-19.2%   Alpha 1 Biomedicals                                       22,646 (a)              1,132
                                     Atlantic Pharmaceuticals...............                  140,000 (a)            805,000

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            FEBRUARY 28,1998 (UNAUDITED)
Common Stocks (continued)                                                                    Shares                 Value
                                                                                         ____________           ____________
     Health Technology (continued)   Bentley Pharmaceuticals                                  230,000 (a)      $     690,000
                                     HEMISPHERx BIOPHARMA...................                  525,000 (a)          1,935,938
                                     MacroChem..............................                  355,000 (a)          4,082,500
                                     NeoPharm...............................                   60,000 (a)            262,500
                                     ONCOR..................................                1,525,000 (a,b)        6,481,250
                                     Omega Orthodontics.....................                   90,000 (a)            270,000
                                     Omega Orthodontics (Warrants)..........                   90,000 (a)             78,750
                                     Pacific Pharmaceuticals................                  370,000 (a)            346,875
                                     Transcend Therapeutics.................                  100,000 (a)            750,000
                                     VIMRx Pharmaceuticals..................                  750,000 (a)          1,242,187
                                                                                                                ____________
                                                                                                                  16,946,132
                                                                                                                ____________
          Industrial Services-3.6%   Commodore Applied Technologies                           613,000 (a)          2,490,313
                                     Commodore Applied Technologies (Warrants)                350,000 (a)            350,000
                                     Commodore Environmental Services.......                  647,000 (a)            363,937
                                                                                                                ____________
                                                                                                                   3,204,250
                                                                                                                ____________
          Process Industries-14.6%   Chromatics Color Science International                   495,000 (a)          6,930,000
                                     Eco Soil Systems.......................                  400,000 (a)          2,800,000
                                     Ocal...................................                   38,500 (a)             91,438
                                     STELAX Industries......................                1,550,000 (a)          1,333,000
                                     TST / Impreso..........................                  145,000 (a)          1,740,000
                                                                                                                ____________
                                                                                                                  12,894,438
                                                                                                                ____________
       Producer Manufacturing-3.1%   CCA Companies                                            335,000 (a)          2,763,750
                                                                                                                ____________
                 Retail Trade-1.0%   Pacific Sunwear of California                             25,000 (a)            865,625
                                                                                                                ____________
         Technology Services-15.7%   A.C.S. Electronics                                       125,000 (a)            500,000
                                     Crystal Systems Solutions..............                  115,000 (a)          1,926,250
                                     EA Industries..........................                  225,000 (a)          1,209,375
                                     Image Guided Technologies..............                  150,000 (a)            375,000
                                     Level 8 Systems........................                  230,000 (a)          2,875,000
                                     Microvision............................                  140,000 (a)          1,837,500
                                     Microvision (Warrants).................                  140,000 (a)            883,750
                                     NewCom.................................                  165,000 (a)          2,330,625
                                     NewCom (Warrants)......................                  210,000 (a)            984,375
                                     Tidel Technologies.....................                  350,000 (a)            831,250
                                     TriTeal................................                  127,900 (a)            127,900
                                                                                                                ____________
                                                                                                                  13,881,025
                                                                                                                ____________
               Transportation-5.0%   American Classic Voyages                                 192,700 (a)          4,432,100
                                                                                                                ____________
                                     TOTAL COMMON STOCKS
                                       (cost $104,429,904)..................                                    $ 84,834,350
                                                                                                                ============

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28,1998 (UNAUDITED)
                                                                                           Principal
Short-Term Investments-4.6%                                                                  Amount                Value
                                                                                         ____________           ____________
               U.S. Treasury Bills:  5.03%, 4/2/98...........................           $.....929,000           $    924,689
                                     5.23%, 4/23/98.........................                2,924,000              2,900,930
                                     4.97%, 4/30/98.........................                  215,000                213,095
                                                                                                                ____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $4,039,551)....................                                    $  4,038,714
                                                                                                                ============
TOTAL INVESTMENTS (cost $108,469,455).......................................                   100.4%           $ 88,873,064
                                                                                              =======           ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                     (.4%)          $   (332,214)
                                                                                              =======           ============
NET ASSETS..................................................................                   100.0%           $ 88,540,850
                                                                                              =======           ============
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $10,794,119)-see
         Note 1(c).

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Cost             Value
                                                                                             _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments       $108,469,455      $ 88,873,064
                                 Cash.......................................                                         389,388
                                 Receivable for investment securities sold..                                       1,714,650
                                 Prepaid expenses...........................                                          45,957
                                                                                                               _____________
                                                                                                                  91,023,059
                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        46,795
                                 Due to Distributor.........................                                          18,032
                                 Payable for shares of Common Stock redeemed                                       2,290,955
                                 Payable for investment securities purchased                                          72,815
                                 Accrued expenses and other liabilities.....                                          53,612
                                                                                                               _____________
                                                                                                                   2,482,209
                                                                                                               _____________
NET ASSETS..................................................................                                   $  88,540,850
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                   $ 125,810,055
                                 Accumulated investment (loss)..............                                      (2,423,218)
                                 Accumulated net realized gain (loss) on investments                             (15,249,596)
                                 Accumulated net unrealized appreciation
                                    (depreciation) on investments-Note 4........                                 (19,596,391)
                                                                                                               _____________
NET ASSETS..................................................................                                   $  88,540,850
                                                                                                               =============
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                       5,191,938
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $17.05
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS                                                 SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME

INCOME:                          Interest ..................................                $        76,817
                                 Cash dividends.............................                         2,400
                                                                                               ____________
                                       Total Income.........................                                 $        79,217
EXPENSES:                        Management fee-Note 3(a)...................                        408,214
                                 Shareholder servicing costs-Note 3(b)......                        262,405
                                 Professional fees..........................                         45,276
                                 Registration fees..........................                         37,264
                                 Prospectus and shareholders' reports.......                         25,167
                                 Custodian fees-Note 3(b)...................                          8,840
                                 Directors' fees and expenses-Note 3(c).....                          2,652
                                 Interest expense-Note 2....................                          1,290
                                 Miscellaneous..............................                            333
                                                                                               ____________
                                       Total Expenses.......................                        791,441
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                       (128,508)
                                                                                               ____________
                                       Net Expenses.........................                                         662,933
                                                                                                                ____________
INVESTMENT (LOSS)...........................................................                                        (583,716)
                                                                                                                ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                                      (5,752,813)
                                 Net unrealized appreciation (depreciation)
on investments:
                                     Unaffiliated issuers...................                   $(10,843,664)
                                     Affiliated issuers.....................                       (932,869)     (11,776,533)
                                                                                               ____________     ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                     (17,529,346)
                                                                                                                ____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                    $(18,113,062)
                                                                                                                ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                    February 28, 1998         Year Ended
                                                                                       (Unaudited)         August 31, 1997
                                                                                    _________________      ________________
OPERATIONS:
  Investment (loss)......................................................        $      (583,716)        $   (1,839,502)
  Net realized gain (loss) on investments................................             (5,752,813)            (7,342,197)
  Net unrealized appreciation (depreciation) on investments..............            (11,776,533)             1,493,689
                                                                                   _____________          _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations......            (18,113,062)            (7,688,010)
                                                                                   _____________          _____________
CAPITAL STOCK TRANSACTIONS :
  Net proceeds from shares sold..........................................             23,815,450            158,318,662
  Net assets received in connection with reorganization-Note 1...........                ----                44,129,796
  Cost of shares redeemed................................................            (48,765,111)          (182,497,411)
                                                                                   _____________          _____________
    Increase( Decrease) in Net Assets from Capital Stock Transactions....            (24,949,661)            19,951,047
                                                                                   _____________          _____________
      Total Increase (Decrease) in Net Assets............................            (43,062,723)            12,263,037
NET ASSETS:
  Beginning of Period....................................................            131,603,573            119,340,536
                                                                                   _____________          _____________
  End of Period..........................................................          $  88,540,850          $ 131,603,573
                                                                                   =============          =============
INVESTMENT (LOSS)........................................................          $  (2,423,218)         $  (1,839,502)
                                                                                   _____________          _____________
CAPITAL SHARE TRANSACTIONS:                                                            Shares                 Shares
                                                                                   _____________          _____________
  Shares sold............................................................              1,340,099              7,696,328
  Shares issued in connection with reorganization-Note 1.................                 ----                2,636,188
  Shares redeemed........................................................             (2,706,732)            (9,030,023)
                                                                                   _____________          _____________
    Net Increase (Decrease) in Shares Outstanding........................             (1,366,633)             1,302,493
                                                                                   =============          =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                         Six Months Ended
                                                                         February 28, 1998       Year Ended August 31,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                        _________________        _______      _______
    Net asset value, beginning of period.................                     $20.07             $22.71        $12.50
                                                                             _______             _______      _______
    Investment Operations:
    Investment (loss)....................................                       (.19)              (.26)         (.10)
    Net realized and unrealized gain (loss)
      on investments.....................................                      (2.83)             (2.38)        10.31
                                                                             _______             _______      _______
    Total from Investment Operations.....................                      (3.02)             (2.64)        10.21
                                                                             _______             _______      _______
    Net asset value, end of period.......................                     $17.05             $20.07        $22.71
                                                                             =======            =======       =======
TOTAL INVESTMENT RETURN..................................                     (15.05%)(2)        (11.63%)       81.68%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets....                        .60%(2)           1.34%         1.16%(2)
    Ratio of interest expense and loan commitment fees
      to average net assets..............................                        .00%(2,3)          .39%          .24%(2)
    Ratio of net investment (loss)
      to average net assets..............................                       (.53%)(2)         (1.62%)       (1.04%)(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.................                        .12%(2)            .09%         .17%(2)
    Portfolio Turnover Rate..............................                      22.95%(2)          76.45%      125.17%(2)
    Average commission rate paid(4)......................                     $.0436             $.0430        $.0543
    Net Assets, end of period (000's Omitted)............                    $88,541           $131,604      $119,341
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    Amount represents less than .01%.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Aggressive Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On November 6, 1996 the Board of Directors of the Fund approved, subject to approval by the shareholders of the Dreyfus Special Growth Fund ("DSGF"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DSGF's assets and liabilities to the Fund in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DSGF on April 7, 1997, and was consummated after the close of business on April 18, 1997 at which time 2,965,625 Institutional shares valued at $13.60 per share, and 274,371 Retail shares valued at $13.84 per share, representing combined net assets of $44,129,796 [including ($1,260,489) net unrealized (depreciation) on investments] were exchanged by DSGF for the respective number of shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended February 28, 1998:

                                                            Shares
                                    _____________________________________________________
                                     Beginning                                      End of       Dividend       Market
    Name of issuer                   of Period     Purchases          Sales         Period        Income        Value
    _____________                   __________    __________        ___________   _________       __________   __________
    ONCOR..............              1,525,000       ---              ---         1,525,000           ---      $6,481,250
    OncorMed...........                475,000      45,000            ---           520,000           ---       3,380,000

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $5,827,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through August 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $33,000 of the carryover expires in fiscal 2004 and $5,794,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding during the period ended February 28, 1998 was approximately $44,000 with a related weighted average annualized interest rate of 5.89%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1997 through April 18, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, and extraordinary expenses, exceed an annual rate of 1.20% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $128,508 during the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1998, the Fund was charged $136,071 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $85,217 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $8,840 pursuant to the custody agreement.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998:

                                                                                      Purchases              Sales
                                                                                     ____________         ____________
    Unaffiliated issuers.............................................                 $24,021,666          $50,278,943
    Affiliated issuers...............................................                     314,356             ---
                                                                                     ____________         ____________
      Total..........................................................                 $24,336,022          $50,278,943

                                                                                      ============         ============

    At February 28, 1998, accumulated net unrealized depreciation on investments was $19,596,391, consisting of $13,770,399 gross unrealized appreciation and $33,366,790 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.
Registration Mark
[Dreyfus logo]
Aggressive Growth
Fund
Semi-Annual
Report
February 28, 1998

DREYFUS AGGRESSIVE VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Aggressive Value Fund completed its semi-annual reporting period for the six months ended February 28, 1998. Over this period, your Fund produced a total return of 1.16%,* compared to a total return of 17.61% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 14.89% for the Standard and Poor's Barra Value Index.***
    The performance results of the Fund during this measurement period were certainly below our expectations relative to these indices. Given that we position the Fund for where we believe the market is going and not where it has been, it can occasionally take some time for the market to realize the value of our investments. Value investing can require some patience. Regardless, we have made changes to the holdings, and hope to look back on this period as one of abnormality.
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below year-ago levels, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
Market Overview
    Only four months after enduring the largest-ever one-day drop in the Dow Jones Industrial Average, the stock market was back again setting new records by the end of February.
    The widely followed Dow Jones Industrials had broken new ground, and the more widely based S&P 500 had also achieved a new record. Smaller stocks, as represented by the Russell 2000 Index, had not recouped the ground lost last fall, and the NASDAQ Composite, while close to its previous high, had not climbed all the way back. Yet signs of market strength continued into early March, especially for the largest stocks.
    How solid was this recovery from last October's lows? One lesson to be learned was that the market was highly sensitive to any bad news, especially about corporate profits. Despite the market's resilience, a number of stocks
- particularly in the electronics sector - suffered reverses when companies forecast lower earnings for the early months of 1998.
    In late 1997, large stocks, particularly heavily capitalized global corporations, had been depressed in price by the so-called "Asian flu" - the severe financial problems affecting Japan, Korea, Singapore, Thailand, Indonesia and the Philippines. In the new year, however, these companies appeared to make an adjustment to the Asian problems. In addition, very large companies were sought out by investors as offering a better refuge in uncertain times than small and medium-size companies.
    And the weapons-inspection crisis with Iraq, though it eased with an agreement at the close of the fiscal period, provided more reasons for investors to seek out the large, well-established stocks.
    As the stock market approached its spring quarter, there was no shortage of reasons to worry whether the recent strength could be maintained. For one, there was the ever-present fear that the Fed might try to curb ebullience in the market - and the U.S. economy - by raising interest rates again. Also, there were predictions that the Asian flu had yet to make its full force felt in the American economy. Then there were the uncertainties brought on by the White House scandals, continued defiance by Iraq's Saddam Hussein, and the advance shadow of the approaching midterm elections.
    Even though interest rates have crept up in early 1998, the average price of stocks in the S&P 500 stood at 26 times operating earnings at the end of February compared to 20.7 a year earlier. And the dividend yield of stocks in the S&P 500 was at an all-time low of 1.51%.
    Nonetheless, the resilience of the stock market was supported by a number of impressive factors. Inflation is lower than at any time in a generation. Interest rates are low by most recent standards. And corporate profits, though likely to be lower than last year, have still been growing at double-digit rates. In addition, cash flows into mutual funds and into stocks have been setting new records.
    Market bears interpret these developments as signs that a market "top" is close at hand. However, recent swings in stock prices indicate that many investors still regard drops in the market as a good opportunity to acquire more shares at reasonable prices.
Portfolio Focus
    Performance during these past six months was somewhat restrained by our disciplined value investing approach. As the period began, we believed that the valuation of most major market benchmarks (including the S&P 500) and many of the largest securities had become excessive, and we constructed an investment portfolio of value-priced securities with a relatively low correlation to the S&P 500 Index. In doing so, we sought to reduce the Fund's risk level, and believed that the values we uncovered would eventually be realized. During the fall months, however, the Fund was negatively impacted by the Asian economic crisis. Many of the same companies and sectors, electronic technology for example, that had done so well earlier in 1997 were penalized during the fourth calendar quarter due to either export exposure to Asian countries or commodity exposure that might hurt selling prices in a weaker global marketplace. Late in the calendar year, we restructured the Fund's holdings for this new economic environment, favoring domestically oriented companies and businesses with less economic cyclicality, such as Sears, Roebuck & Co., American Stores and Texas Utilities.

Value Investing and Our Investment Process
    To briefly review our investment philosophy, while there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to result in superior and more consistent long-term investment returns. As value investors, we want to buy growing companies, but we want to pay as little for them as we have to. In this sense, it is a lower-risk, more conservative style of equity investing.
    Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analyses and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the security price) which, to justify purchase, generally must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.
Examples of Our Investment Process
    While discussing all the detail that goes into the decision-making and implementation process of buying, owning and eventually selling a security in the Fund is not possible in this short report, provided below are several brief examples of securities actually owned by your Fund at the end of the fiscal period.
    One of the securities in the Fund that appreciated significantly during the semi-annual period was Owens-Illinois, primarily a manufacturer of glass containers for consumable items like food and beverages. We originally bought the stock in February of 1997, added to our position at various times throughout the year, and continued to own it at the end of the semi-annual period.
    When we evaluated Owens-Illinois, our computer model showed it to be a competitively priced value stock. We were going to be paid in total earnings power more than the risk-free interest rate that we could have received from a fairly long-term U.S. Treasury investment. Additionally, our multifactor computer model calculated an overall score for Owens-Illinois of +3, with zero being the average security score. Various factors in the model demonstrated that the security's growth was being offered for sale at a discount, that its reported earnings would likely be above consensus expectations, and that the company was well positioned for the current economic and market environment. The glass container industry had consolidated from about sixteen North American manufacturers in 1981 to only three major players today, and this oligopoly was expected to lead to higher selling prices. Further, the trend away from glass containers appeared to be stabilizing, if not reversing, as glass gives a perception of quality. International markets were the primary future growth engines for the company, since by offering to share its proprietary manufacturing technology, Owens-Illinois had the inside track on making acquisitions of foreign companies. Finally, management itself owned 20% of the company, and we believe it to be an advantage when management's financial interests are the same as those of our shareholders.

    Owens-Illinois remained an attractive investment for the Fund at the end of February 1998. Operations remained fundamentally strong. During 1997, the company delivered earnings per share more than ten cents greater than Wall Street analysts had been forecasting a year before when we had first started our in-depth analysis of the company.
    During the period, Digital Equipment was a Fund holding that initially did not perform well but had its inherent value realized via a takeover by Compaq Computer. Digital is a computer hardware and services company that became tarnished by the Asian economic crisis, given its significant exposure to those foreign markets. When we purchased the stock in November 1997, we believed that the impact of Asia was already factored into the stock price. Evidently it was not, and in early December the stock price declined significantly, triggering one of our security sale rules which attempts to protect the Fund from large losses. After carefully reconsidering the investment thesis behind our holding and all available fundamental data, we decided to retain ownership at least temporarily. Digital's stock price subsequently stopped declining, appreciated sharply in mid-January of 1998, and the company received a takeover proposal from Compaq Computer later that month. The result was that Digital became a solid winner for the Fund.
    AT&T, the long distance telephone company, was also purchased for the Fund during November 1997. According to our computer valuation model, AT&T was a value stock given an earnings yield greater than the 5-year U.S. Treasury Bond yield. Our multifactor computer model score was a solid +6 for the security. Until recently, the stock had been a significant laggard in price appreciation relative to the overall stock market. Concern over growing competition and changing technology had weighed heavily on the stock for some time. Further, senior management was unsettled, with lack of clear succession plans and a seeming lack of strategic direction for dealing with the changing industry environment. In all of this pessimism and concern over what we believed were issues that would soon be addressed if not resolved, we saw opportunity. Finally, with the advent of the Asian economic crisis, a defensive investment like AT&T with a largely domestic orientation and little economic sensitivity was well suited to the current environment, as reflected in our multifactor computer model.
    AT&T remained in the Fund at the end of February. Despite substantial appreciation in the stock price, AT&T's earnings yield was still greater than the minimum risk-free interest rate, that of the 90-day U.S. Treasury Bill, our valuation sell point. Additionally, new senior management had been appointed, and dramatic steps to improve the company for the future had already been taken. During the relatively short period that we owned the stock, it made a significant contribution to the Fund's total return.
    This type of detailed fundamental analysis is performed every day for your Fund. Obviously, not all Fund holdings will be rewarding, but every current and potential new holding is subjected to the same rigorous standards on a regular basis.
Plus and Minus
    In addition to Owens-Illinois, Digital Equipment, and AT&T, investment results during this semi-annual period benefited from holdings such as Airborne Freight, Storage Technology, Travelers, American Stores, Watson Pharmaceuticals, Avis Rent A Car, and Equitable Companies. Holdings including Applied Materials, Raychem, Cabletron Systems, Micron Technology, Yellow, and 3Com penalized relative performance results during the fiscal year.

    We will continue to manage your investments with dedication and discipline.
                              Sincerely,

                      [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
March 25, 1998
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Standard & Poor's Barra
Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.
   The views expressed herein do not constitute investment advise or recommendations by Mr. Ghriskey, The Dreyfus Corporation, Dreyfus Service Corporation or Dreyfus Aggressive Value Fund. The companies described herein do not necessarily reflect the current portfolios of Dreyfus Aggressive Value Fund and the performance results of the companies discussed herein do not reflect the performance of Dreyfus Aggressive Value Fund.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS                                                  FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks-98.6%                                                                                       Shares         Value
                                                                                                       _____________ _____________
                  Commercial Services-2.2%    Ikon Office Solutions                                          104,000  $  3,399,500
                                                                                                                     _____________
                Consumer Non-Durables-6.9%    Kimberly-Clark.........................                         68,100     3,792,319
                                              Philip Morris..........................                         91,400     3,970,187
                                              RJR Nabisco Holdings...................                         90,000     3,110,625
                                                                                                                     _____________
                                                                                                                        10,873,131
                                                                                                                     _____________
                    Consumer Services-2.4%    La Quinta Inns.........................                        175,000     3,718,750
                                                                                                                     _____________
               Electronic Technology-12.4%    Ceridian...............................(a)                      85,000     3,957,813
                                              Digital Equipment......................(a)                      69,000     3,928,687
                                              International Business Machines                                 31,100     3,248,006
                                              Lockheed Martin........................                         33,000     3,850,688
                                              Storage Technology.....................(a)                      65,400     4,463,550
                                                                                                                     _____________
                                                                                                                        19,448,744
                                                                                                                     _____________
                      Energy Minerals-8.6%    British Petroleum, A.D.R...............                         38,000     3,142,125
                                              Phillips Petroleum.....................                         68,700     3,366,300
                                              Tosco..................................                        103,700     3,849,863
                                              USX-Marathon Group.....................                         92,000     3,179,750
                                                                                                                     _____________
                                                                                                                        13,538,038
                                                                                                                     _____________
                             Finance-16.3%    BankAmerica............................                         47,200     3,658,000
                                              Bankers Trust New York.................                         29,000     3,429,250
                                              Chase Manhattan........................                         29,800     3,697,063
                                              Citicorp...............................                         23,400     3,100,500
                                              Equitable..............................                         80,000     4,185,000
                                              NationsBank............................                         56,500     3,870,250
                                              Travelers Group........................                         65,050     3,626,537
                                                                                                                     _____________
                                                                                                                        25,566,600
                                                                                                                     _____________
                    Health Technology-8.9%    American Home Products                                          33,500     3,140,625
                                              Amgen............................      (a)                      58,600     3,113,125
                                              Biogen...........................      (a)                      94,000     4,147,750
                                              Genzyme-General Division.........      (a)                     121,800     3,600,713
                                                                                                                     _____________
                                                                                                                        14,002,213
                                                                                                                     _____________
                  Non-Energy Minerals-2.3%    Lone Star Industries.............                               61,000     3,675,250
                                                                                                                     _____________
                   Process Industries-6.2%    Great Lakes......................                               63,500     3,087,687
                                              Owens-Illinois...................      (a)                      91,700     3,518,988
                                              Premark International............                              101,000     3,143,625
                                                                                                                     _____________
                                                                                                                         9,750,300
                                                                                                                     _____________
               Producer Manufacturing-7.6%.   General Electric.................                               60,000     4,665,000
                                              MagneTek.........................      (a)                     174,000     3,088,500
                                              Steelcase, Cl.A..................                               18,800       677,975
                                              Xerox ...........................                               40,000     3,547,500
                                                                                                                     _____________
                                                                                                                        11,978,975
                                                                                                                     _____________
                         Retail Trade-8.0%    American Stores..................                              160,000     4,030,000
                                              Federated Department Stores......      (a)                      74,000     3,468,750


DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                      FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks (continued)                                                                                 Shares         Value
                                                                                                       _____________ _____________

                 Retail Trade (continued)     Sears, Roebuck & Co..............                               95,000  $  5,040,937
                                                                                                                     _____________
                                                                                                                        12,539,687
                                                                                                                     _____________
                       Transportation-5.9%    Airborne Freight.................                              106,000     3,835,875
                                              CNF Transportation...............                               74,000     2,895,250
                                              Yellow   ........................      (a)                     118,600     2,498,012
                                                                                                                     _____________
                                                                                                                         9,229,137
                                                                                                                     _____________
                           Utilities-10.9%    AT&T.............................                               64,000     3,896,000
                                              Coastal .........................                               59,000     3,753,875
                                              Empresa Nacional de Electricidad, A.D.R.                       156,700     2,889,156
                                              Telefonos de Mexico, Cl. L, A.D.R.                              59,000     2,990,563
                                              Texas Utilities..................                               90,000     3,639,375
                                                                                                                     _____________
                                                                                                                        17,168,969
                                                                                                                     _____________
                                              TOTAL COMMON STOCKS
                                                (cost $130,995,209)............                                       $154,889,294
                                                                                                                     =============
Convertible Preferred Stocks-2.0%
                                 Finance;     Sanwa International Finance
                                                (cost $3,103,119)                    (b)                 390,000,000  $  3,177,835
                                                                                                                     =============
                                                                                                         Principal
Bonds-1.9%                                                                                                Amount
                                                                                                       _____________
                                              Sumitomo Bank Treasury,
                                                9.4%, 12/29/2049
                                                 (cost $3,027,000)                    (b,c)            $   3,000,000  $  3,066,036
                                                                                                                     =============
Short-Term Investments-2.8%
                      U.S.Treasury Bills:     5.16%, 4/23/98...................                        $   3,839,000  $  3,808,710
                                              5.01%, 4/30/98                                                 545,000       540,171
                                                                                                                     _____________
                                              TOTAL SHORT-TERM INVESTMENTS
                                                (cost $4,350,264)                                                     $  4,348,881
                                                                                                                     =============
TOTAL INVESTMENTS (cost $141,475,592).......................................                                  105.3%  $165,482,046
                                                                                                                     =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                                  (5.3%)  $ (8,396,668)
                                                                                                                     =============
NET ASSETS..................................................................                                  100.0%  $157,085,378
                                                                                                                     =============
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities exempt from registration under Rule 144A of the
         Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         At February 28, 1998, these securities amounted to $6,243,871 or 4.0%
         of net assets.
    (c)  Scheduled variable interest rate.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                       FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                          Cost           Value
                                                                                                      _____________  _____________
ASSETS:                          Investments in securities-See Statement of Investments                 $141,475,592  $165,482,046
                                 Cash.......................................                                               293,299
                                 Receivable for investment securities sold..                                             1,545,060
                                 Dividends and interest receivable..........                                               158,241
                                 Receivable for shares of Common Stock subscribed                                            8,580
                                 Prepaid expenses...........................                                                36,684
                                                                                                                     _____________
                                                                                                                       167,523,910
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             116,821
                                 Due to Distributor.........................                                                30,309
                                 Payable for investment securities purchased                                             9,405,738
                                 Payable for shares of Common Stock redeemed                                               815,074
                                 Interest payable-Note 2....................                                                   501
                                 Accrued expenses...........................                                                70,089
                                                                                                                     _____________
                                                                                                                        10,438,532
                                                                                                                     _____________
NET ASSETS..................................................................                                         $ 157,085,378
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital............................                                         $ 142,568,745
                                 Accumulated investment (loss)..............                                              (109,221)
                                 Accumulated net realized gain (loss) on investments
                                         and foreign currency transactions                                              (9,378,919)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                       24,004,773
                                                                                                                     _____________
NET ASSETS..................................................................                                         $ 157,085,378
                                                                                                                     =============
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                             6,299,806
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                                $24.93
                                                                                                                           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS                                  SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $18,999 foreign taxes

                                     withheld at source)....................                   $    896,745
                                 Interest...................................                         81,937
                                                                                                ___________
                                       Total Income.........................                                     $    978,682
EXPENSES:                        Management fee-Note 3(a)...................                        596,649
                                 Shareholder servicing costs-Note 3(b)......                        329,509
                                 Custodian fees-Note 3(b)...................                         32,234
                                 Registration fees..........................                         32,050
                                 Prospectus and shareholders' reports.......                         17,283
                                 Professional fees..........................                         15,586
                                 Directors' fees and expenses-Note 3(c).....                          4,233
                                 Interest expense-Note 2....................                          2,213
                                 Miscellaneous..............................                            958
                                                                                                ___________
                                       Total Expenses.......................                                        1,030,715
                                                                                                                  ___________
INVESTMENT (LOSS)...........................................................                                          (52,033)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions..................                    $(5,609,225)
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                      6,543,393
                                                                                                ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          934,168
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $    882,135
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                    February 28, 1998          Year Ended
                                                                                       (Unaudited)            August 31,1997
                                                                                    _________________       _________________
OPERATIONS:
  Investment income (loss)-net.............................................         $         (52,033)      $         135,144
  Net realized gain (loss) on investments..................................                (5,609,225)              7,344,700
  Net unrealized appreciation (depreciation) on investments................                 6,543,393              16,986,330
                                                                                    _________________       _________________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                   882,135              24,466,174
                                                                                    _________________       _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                  (158,948)                (58,255)
  Net realized gain on investments.........................................               (10,776,662)             (2,172,920)
                                                                                    _________________       _________________
    Total Dividends........................................................               (10,935,610)             (2,231,175)
                                                                                    _________________       _________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                49,599,944             173,439,634
  Dividends reinvested.....................................................                10,406,757               2,079,421
  Cost of shares redeemed..................................................               (52,396,399)            (47,936,230)
                                                                                    _________________       _________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions......                 7,610,302             127,582,825
                                                                                    _________________       _________________
      Total Increase (Decrease) in Net Assets..............................                (2,443,173)            149,817,824
NET ASSETS:
  Beginning of Period......................................................               159,528,551               9,710,727
                                                                                    _________________       _________________
  End of Period............................................................         $     157,085,378      $      159,528,551
                                                                                    =================       =================
Undistributed investment income (loss)-net.................................         $        (109,221)     $          101,760
                                                                                    _________________       _________________
                                                                                        Shares                    Shares
                                                                                    _________________       _________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                 1,931,471               7,516,158
  Shares issued for dividends reinvested...................................                   430,921                  99,876
  Shares redeemed..........................................................                (2,104,390)             (2,057,922)
                                                                                    _________________       _________________
    Net Increase (Decrease) in Shares Outstanding..........................                   258,002               5,558,112
                                                                                    =================       =================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Six Months Ended
                                                                         February 28, 1998      Year Ended August 31,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period.......................               $26.40             $20.08        $12.50
                                                                              ______             ______        ______
    Investment Operations:
    Investment income (loss)-net...............................                 (.01)               .02           .09
    Net realized and unrealized gain (loss)
      on investments...........................................                  .27               8.22          7.53
                                                                              ______             ______        ______
    Total from Investment Operations...........................                  .26               8.24          7.62
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net.......................                 (.03)              (.05)         (.04)
    Dividends from net realized gain on investments............                (1.70)             (1.87)          .-
                                                                              ______             ______        ______
    Total Distributions........................................                (1.73)             (1.92)         (.04)
                                                                              ______             ______        ______
    Net asset value, end of period.............................               $24.93             $26.40        $20.08
                                                                              ======             ======        ======
TOTAL INVESTMENT RETURN........................................                 1.16%(2)          43.57%       61.00%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                  .64%(2)           1.24%        1.17%(2)
    Ratio of net investment income (loss)
      to average net assets....................................                 (.03%)(2)           .18%         .55%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......................                   -                 .14%         .63%(2)
    Portfolio Turnover Rate....................................                85.72%(2)         120.71%      260.98%(2)
    Average commission rate paid(3)............................               $.0472             $.0463        $.0508
    Net Assets, end of period (000's Omitted)..................             $157,085           $159,529        $9,711
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Aggressive Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1998 was approximately $73,500 with a related weighted average interest rate of 6.07%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1998, the Fund was charged $198,883 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $69,249 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $32,234 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998, amounted to $137,335,438 and $135,196,242, respectively.
    At February 28, 1998, accumulated net unrealized appreciation on investments was $24,006,454, consisting of $25,935,254 gross unrealized appreciation and $1,928,800 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS AGGRESSIVE VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.
Registration Mark
[Dreyfus logo]
Aggressive Value
Fund
Semi-Annual
Report
February 28, 1998

DREYFUS MIDCAP VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For the six months ended February 28, 1998, the Dreyfus Midcap Value Fund produced a total return of 4.56%.* This was significantly behind the total return of 13.06% for the Russell Midcap Index, which serves as your Fund's benchmark index.**
    The Fund's performance was adversely impacted by our underweight in utilities and financials and our premature rotation to an overweight position in technology. We boosted our technology weighting from close to a market-weight position to a significant overweight early in the fourth quarter following steep declines in many high quality technology companies. Unfortunately, the problems in Asia have continued to accelerate, and technology companies have a higher proportion of Asian exposure, leading to co ntinued pressures on the group. Finance and utilities, on the other hand, were viewed as safe havens with modest foreign exposure and a favorable interest rate environment. We believe that many technology companies have been oversold by the market. Energy stocks are becoming more intriguing to us following a broad sell-off by the market.
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below year ago levels, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
Market Overview
    Only four months after enduring the largest-ever one-day drop in the Dow Jones Industrial Average, the stock market was back again setting new records by the end of February.

    The widely followed Dow Jones Industrials had broken new ground, and the more widely based Standard & Poor's 500 Composite Stock Price Index had also achieved a new record. Smaller stocks as represented by the Russell 2000 had not recouped the ground lost last fall, and the NASDAQ Composite, while close to its previous high, had not climbed all the way back. Yet signs of market strength continued into early March, especially for the largest stocks.
    How solid was this recovery from last October's lows? One lesson to be learned was that the market was highly sensitive to any bad news, especially about corporate profits. Despite the market's resilience, a number of stocks
- particularly in the electronic sector - suffered reverses when companies forecast lower earnings for the early months of 1998.
    In late 1997, large stocks, particularly heavily capitalized global corporations, had been depressed in price by the so-called "Asian flu" - the severe financial problems affecting Japan, Korea, Singapore, Thailand, Indonesia and the Philippines. In the new year, however, these companies appeared to make an adjustment to the Asian problems. In addition, very large companies were sought out by investors as offering a better refuge in uncertain times than small and medium-sized companies.
    And the weapons-inspection crisis with Iraq, though it eased with an agreement at the close of the fiscal period, provided more reasons for investors to seek out the large, well-established stocks.
    As the stock market approached its spring quarter, there was no shortage of reasons to worry whether the recent strength could be maintained. For one, there was the ever-present fear that the Federal Reserve Board (the "Fed") might try to curb ebullience in the market - and the U.S. economy - by raising interest rates again. Also, there were predictions that the Asian flu had yet to make its full force felt in the American economy. Then there were the uncertainties brought on by the White House scandals, continued defiance by Iraq's Saddam Hussein, and the advance shadow of the approaching midterm elections.
    Even though interest rates have crept up in early 1998, the average price of stocks in the S&P 500 stood at 26 times operating earnings at the end of February compared to 20.7 a year earlier. And the dividend yield of stocks in the S&P 500 was at an all-time low of 1.51%.
    Nonetheless, the resilience of the stock market was supported by a number of impressive factors. Inflation is lower than at any time in a generation. Interest rates, though edging higher, are low by most recent standards. And corporate profits, though likely to be lower than last year, have still been growing at double-digit rates. In addition, cash flows into mutual funds and into stocks have been setting new records.
    Market bears interpret these developments as signs that a market "top" is close at hand. However, recent swings in stock prices indicate that many investors still regard drops in the market as a good opportunity to acquire more shares at reasonable prices.
Portfolio Focus
    Our investment philosophy for the Dreyfus Midcap Value Fund (the "Fund") focuses on identifying cheap stocks with positive short-term business trends and solid long-term fundamentals. We examine many measures to identify cheap stocks: Price/Earnings, Price/Book, Price/Sales, Enterprise Value/EBITDA and Breakup Value are the most prevalent. We also pay close attention to normalized earnings for cyclical industries. Our focus is on stocks that are cheap compared to their own historical valuation ranges and against the market as a whole.
    While cheap stocks tend to offer less downside risk than the market as a whole, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a lot of time talking to managements of out-of-favor companies and industries in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. In addition, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottom-up analysis of individual securities. To help control risk, generally we limit investments in individual securities to 3% of the Fund, limit sector weightings to no more than 30% or 3 times the weight in the Russell Midcap Index, and run a highly diversified portfolio with over 100 names. We believe that this value-oriented and risk- averse strategy is particularly well suited to today's expensive market environment.
    We continue to identify numerous midcap stocks that we believe to be attractively valued in the market, despite the broader market indices trading at all-time highs. This is due to the considerable volatility in the prices of individual securities. As investors become increasingly focused on the short-term outlook for companies (i.e., next quarter's earnings sustainability), they may be missing the long-term picture in the business analysis. With a perspective that is both short- and long-term, value-oriented , and research driven, we try to capitalize on the volatility in the current stock market.
Sector Analysis
    With a long held belief in a turnaround in the trucking/transport sector, we are steadfast in our ownership of various truckload and less-than-truckload carriers. Currently, this sector continues to have some of the best earnings dynamics of any. We have held a large position in Yellow for some time. While Yellow faces some short-term operating pressures, its long-term outlook is very favorable due to material restructuring of its operations and its balance sheet.
    We continue to find promising earnings prospects in those companies with economic exposure to an upturn in the California economy. Kaufman & Broad Home, a California home builder, has benefited from a positive turn in orders for new homes and improving profit margins. In addition, the Fund contains several California savings and loan institutions which are seeing an improvement in asset quality and loan demand.
    We also continue to find many attractively valued stocks within the consumer services and consumer nondurables sectors. There are numerous examples of stocks that used to trade at very rich price/earnings multiples that have been severely penalized by the market because of short-term challenges or a modest deceleration of growth. Yet many of these companies are high quality, consistent long-term growers. We have taken advantage of market overreactions to add stocks such as Gymboree and Tommy Hilfiger to the Fund. More recently, Tommy Hilfiger's stock has reacted very favorably to improving business trends and a corporate restructuring.
    For several years, financial stocks have benefited from a very favorable interest rate environment and a consolidation trend in the banking sector. However, valuation levels for many companies are extremely high when compared to historical valuation metrics. For that reason, we have modestly reduced our exposure to this group as valuation multiples expand, even though business momentum remains solid.
    Utilities were among the best performing stocks at the end of 1997. This was driven by falling interest rates and, more importantly, investors seeking safe havens from the risks of earnings disappointments due to the Asian crisis. While such defensive tendencies can continue to drive utilities higher, our investment in the group is minimal because growth prospects are anemic, business momentum is neutral, and political risk is high.
Technology and Energy
    We have substantially raised our weighting in technology following the severe decline experienced by the sector due to concerns about Asia. While it is true that many technology companies have a higher concentration of sales in Asia than most other companies, the decline in the prices of many high quality, high growth enterprises has been too severe, in our opinion. Many technology issues are trading at levels close to their all-time lows on many valuation measures. There are some short-term business risks for many of these companies, particularly if Asia continues to deteriorate, yet the upside potential of the stocks is quite considerable once all of the bad news out of Asia has been fully discounted in the stock prices. It is our contention that we are getting closer to that point.
    Energy stock valuations have become very compelling after significantly trailing the market in 1997. Most exploration and production (E&P) companies trade at the low end of historical valuation ranges. For the most part, this is due to falling energy prices. We do not try to forecast energy prices. While these fluctuate, we are comforted by the very low valuations and strong production growth characteristics of the E&P companies recently added to the Fund.
    Until recently, we were underweight in health care, but we took advantage of the recent sell-off in HMOs and long-term health care companies to buy franchises that became too cheap to ignore. While questions remain about
HMOs' recent deterioration in medical loss ratios, the fact remains that HMOs will continue to grow dramatically as they continue to take market share from traditional indemnity programs. There is also a trend towards consolidation, which could help mid-sized companies within the sector. Two names that were added recently are Wellpoint Health Networks and Foundation Health, both of which were trading near their 52-week lows.
    We believe that in due course, the investment philosophy that we follow will prove itself once again. It is a pleasure and a privilege to serve your investment needs.
                              Sincerely,

                          [Peter I. Higgins signature logo]

                              Peter I. Higgins
                              Portfolio Manager
March 20, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS                                                                FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks-99.4%                                                                                        Shares         Value
                                                                                                        ____________  ____________
                              Basic Industries-5.0%         Cyprus Amax Minerals                (a)           31,300  $    512,537
                                                            Goodrich (B.F.)                                   22,300     1,105,244
                                                            Guilford Mills                                    51,700     1,466,988
                                                            Inco                                              48,200       852,537
                                                            Mallinckrodt Group                  (a)           36,300     1,408,894
                                                            Stone Container                     (a)          111,800     1,257,750
                                                                                                                     _____________
                                                                                                                         6,603,950
                                                                                                                     _____________
                                 Capital Goods-8.5%         AGCO                                              59,800     1,681,875
                                                            Alliant Techsystems                 (a)           19,500     1,224,844
                                                            CHS Electronics                     (a)           20,300       418,687
                                                            Federal-Mogul                                     40,000     1,962,500
                                                            Fluor                                             30,800     1,449,525
                                                            New Holland                         (a)           71,200     1,762,200
                                                            Newport News Shipbuilding                         48,300     1,316,175
                                                            York International                  (a)           34,100     1,498,269
                                                                                                                     _____________
                                                                                                                        11,314,075
                                                                                                                     _____________
                               Capital Spending-.8%         DSC Communications                  (a)           56,000     1,099,000
                                                                                                                     _____________
                            Consumer Cyclical-12.7%         ACNielsen                           (a)          100,800     2,520,000
                                                            BJ's Wholesale Club                 (a)           26,600       901,075
                                                            Consolidated Stores                 (a)           34,200     1,406,475
                                                            Lone Star Steakhouse/Saloon         (a)           41,700       878,306
                                                            Mirage Resorts                      (a)           64,200     1,468,575
                                                            Nine West Group                                   58,500     1,608,750
                                                            OfficeMax                           (a)           32,000       534,000
                                                            Talbots                                           18,300       325,969
                                                            Tommy Hilfiger                      (a)           61,000     3,267,313
                                                            Tricon Global Restaurants           (a)           64,000     1,816,000
                                                            Woolworth                           (a)           61,900     1,470,125
                                                            Young Broadcasting, Cl. A           (a)           14,300       632,775
                                                                                                                     _____________
                                                                                                                        16,829,363
                                                                                                                     _____________
                             Consumer Durables-5.4%         Black & Decker                                    13,500       680,063
                                                            Kaufman & Broad Home                              90,600     2,344,275
                                                            Lear                                (a)           22,900     1,210,837
                                                            Pulte                                             37,600     1,710,800
                                                            Whirlpool                                         17,000     1,135,813
                                                                                                                     _____________
                                                                                                                         7,081,788
                                                                                                                     _____________
                         Consumer Non-Durables-8.0%         Ball                                              77,600     2,531,700
                                                            Department 56                       (a)           40,000     1,317,500
                                                            Furniture Brands International      (a)           43,700     1,196,288
                                                            Harcourt General                                  17,800       961,200
                                                            Perrigo                             (a)           41,600       447,200
                                                            Phillips-Van Heusen                               47,100       612,300
                                                            Ralcorp Holdings                    (a)           31,900       540,306

Dreyfus Midcap Value Fund
Statement of Investments (continued)                                                    February 28, 1998 (Unaudited)
Common Stocks (continued)                                                                                 Shares          Value
                                                                                                        ____________  ____________
                             Consumer Non-Durables
                                       (continued)          Unisource Worldwide                              137,500  $  1,873,438
                                                            Vitro, A.D.S.                       (a)           96,900     1,096,181
                                                                                                                     _____________
                                                                                                                        10,576,113
                                                                                                                     _____________
                             Consumer Services-7.8%         Apple South                                       93,500     1,273,937
                                                            Applebee's International            (a)           39,400       906,200
                                                            Footstar                            (a)           50,200    1,506,000
                                                            Gymboree                            (a)           62,000     1,666,250
                                                            MGM Grand                           (a)           33,600     1,213,800
                                                            Micro Warehouse                     (a)           37,500       515,625
                                                            Saks Holdings                       (a)           47,100     1,230,488
                                                            Sunglass Hut International          (a)          133,000       947,625
                                                            True North Communications                         42,000     1,084,125
                                                                                                                     _____________
                                                                                                                        10,344,050
                                                                                                                     _____________
                                        Energy-6.2%         Devon Energy                        (a)           17,000       579,063
                                                            Enron Oil & Gas                     (a)           38,100       814,387
                                                            Newfield Exploration                (a)           16,800       403,200
                                                            Oryx Energy                         (a)           48,500     1,233,719
                                                            Santa Fe Energy Resources           (a)          120,200     1,344,738
                                                            Tosco                                             21,500       798,187
                                                            Valero Energy                                     55,400     1,966,700
                                                            Vintage Petroleum                   (a)           51,700     1,037,231
                                                                                                                     _____________
                                                                                                                         8,177,225
                                                                                                                     _____________
                                      Finance-12.7%         Ahmanson (H.F.) & Co.                             42,100     2,628,619
                                                            Allmerica Financial                               63,800     3,923,700
                                                            Astoria Financial                                 27,500     1,536,563
                                                            CIT Group, Cl. A                    (a)           21,100       696,300
                                                            City National                                     17,500       650,781
                                                            Dime Bancorp                                      41,800     1,274,900
                                                            Everest Reinsurance Holdings                      49,700     1,832,687
                                                            Golden State Bancorp                (a)           67,500     2,404,687
                                                            TIG Holdings                                      67,800     1,800,938
                                                                                                                     _____________
                                                                                                                        16,749,175
                                                                                                                     _____________
                                   Health Care-7.8%         Beckman Instruments                 (a)           68,400     3,308,850
                                                            Foundation Health                   (a)           38,500     1,065,969
                                                            Quest Diagnostics                   (a)          130,600     2,024,300
                                                            Vencor                              (a)           23,400       671,287
                                                            Wellpoint Health Networks           (a)           56,000     3,272,500
                                                                                                                     _____________
                                                                                                                        10,342,906
                                                                                                                     _____________

Dreyfus Midcap Value Fund
Statement of Investments (continued)                                                    February 28, 1998 (Unaudited)
Common Stocks (continued)                                                                                Shares          Value
                                                                                                       _____________ _____________
                                   Technology-21.0%         ANTEC                               (a)           39,700 $     468,956
                                                            AVX                                               16,600       374,537
                                                            Adaptec                             (a)           46,900     1,239,919
                                                            Atmel                               (a)           24,300       394,875
                                                            BancTec                             (a)           11,000       282,562
                                                            Cabletron Systems                   (a)           34,400       533,200
                                                            Commscope                           (a)           28,200       377,175
                                                            Cypress Semiconductor               (a)           56,800       536,050
                                                            Electroglas                         (a)           22,500       416,250
                                                            General Semiconductor               (a)           51,950       724,053
                                                            Imation                             (a)           40,400       679,225
                                                            KEMET                               (a)           62,200     1,321,750
                                                            KLA-Tencor                          (a)           38,800     1,790,863
                                                            Lam Research                        (a)           95,500     2,709,812
                                                            Learning Company                    (a)          140,900     2,395,300
                                                            NCR                                 (a)           40,200     1,261,275
                                                            Oak Industries                      (a)           50,200     1,540,513
                                                            Quantum                             (a)           35,400       889,425
                                                            Read-Rite                           (a)           56,100       799,425
                                                            Scientific-Atlanta                                66,000     1,155,000
                                                            Silicon Valley Group                (a)           33,100       901,975
                                                            Symantec                            (a)          131,600     3,314,675
                                                            Teradyne                            (a)           26,800     1,264,625
                                                            Vishay Intertechnology              (a)           83,000     1,691,125
                                                            Western Digital                     (a)           42,200       770,150
                                                                                                                     _____________
                                                                                                                        27,832,715
                                                                                                                     _____________
                                Transportation-2.9%         Atlas Air                           (a)           38,800     1,154,300
                                                            KLM Royal Dutch Air                 (a)              222         8,131
                                                            Yellow                              (a)          125,400     2,641,237
                                                                                                                     _____________
                                                                                                                         3,803,668
                                                                                                                     _____________
                                      Utilities-.6%         CalEnergy                           (a)           28,300       758,794
                                                                                                                     _____________
                                                                  TOTAL COMMON STOCKS
                                                                   (cost $126,121,241)                                $131,512,822
                                                                                                                     =============

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                   FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                          Principal
Short-Term Investments-1.0%                                                                                Amount          Value
                                                                                                       _____________ _____________
                              U.S. Treasury Bills:          5.03%, 3/5/98                (b)           $      81,000 $      80,945
                                                            5.26%, 4/23/98                                   942,000       934,568
                                                            4.96%, 4/30/98                                   297,000       294,368
                                                                                                                     _____________
                                                                  TOTAL SHORT-TERM INVESTMENTS
                                                                   (cost $1,310,203)                                 $   1,309,881
                                                                                                                     =============
TOTAL INVESTMENTS
  (cost $127,431,444)                                                                                         100.4%  $132,822,703
                                                                                                              ====== =============
LIABILITIES, LESS CASH & RECEIVABLES                                                                            (.4%) $   (529,908)
                                                                                                              ====== =============
NET ASSETS                                                                                                    100.0%  $132,292,795
                                                                                                              ====== =============
Notes to Statement of Investments:
  (a)      Non-income producing.
  (b)      Partially held by broker as collateral for open short positions.
STATEMENT OF SECURITIES SOLD SHORT                                                     FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks                                                                                                Shares Value
                                                                                                            ________      ________
Bowne & Co                                                                                                     1,500       $63,563
OEA                                                                                                              800        16,950
Quanex                                                                                                           500        16,562
                                                                                                                          ________
TOTAL SECURITIES SOLD SHORT
  (proceeds $82,244)                                                                                                       $97,075
                                                                                                                          ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                    FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                           Cost           Value
                                                                                                       _____________ _____________
ASSETS:                          Investments in securities-See Statement of Investments                 $127,431,444  $132,822,703
                                 Cash                                                                                       37,564
                                 Receivable for investment securities sold                                               2,302,227
                                 Receivable from brokers for proceeds on
                                    securities sold short                                                                   82,244
                                 Dividends and interest receivable                                                          81,032
                                 Receivable for shares of Common Stock subscribed                                           80,809
                                 Prepaid expenses                                                                           33,170
                                                                                                                     _____________
                                                                                                                       135,439,749
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                              96,150
                                 Due to Distributor                                                                         24,788
                                 Payable for investment securities purchased                                             2,471,593
                                 Securities sold short, at value
                                   (proceeds $82,244)-see statement                                                         97,075
                                 Payable for shares of Common Stock redeemed                                               402,169
                                 Accrued expenses                                                                           55,179
                                                                                                                     _____________
                                                                                                                         3,146,954
                                                                                                                     _____________
NET ASSETS                                                                                                            $132,292,795
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital                                                                      $123,001,049
                                 Accumulated investment (loss)                                                            (337,839)
                                 Accumulated net realized gain (loss) on investments                                     4,253,157
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and securities sold short-Note 4(b)                                      5,376,428
                                                                                                                     _____________
NET ASSETS                                                                                                            $132,292,795
                                                                                                                     =============
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                          5,976,059
NET ASSET VALUE, offering and redemption price per share-Note 3(d)                                                          $22.14
                                                                                                                           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF OPERATIONS                                               SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $3,650 foreign taxes withheld

                                     at source)                                                          $   415,522
                                 Interest                                                                     57,420
                                                                                                         ___________
                                       Total Income                                                                    $   472,942
EXPENSES:                        Management fee-Note 3(a)                                                    442,353
                                 Shareholder servicing costs-Note 3(b)                                       240,268
                                 Registration fees                                                            37,792
                                 Professional fees                                                            17,191
                                 Prospectus and shareholders' reports                                         11,878
                                 Custodian fees-Note 3(b)                                                     10,797
                                 Interest expense-Note 2                                                       5,053
                                 Directors' fees and expenses-Note 3(c)                                        3,775
                                 Dividends on securities sold short                                              694
                                 Loan commitment fees-Note 2                                                     108
                                 Miscellaneous                                                                 1,630
                                                                                                         ___________
                                       Total Expenses                                                                      771,539
                                                                                                                       ___________
INVESTMENT (LOSS).                                                                                                        (298,597)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments                                  $5,527,803
                                 Net unrealized appreciation (depreciation) on investments
                                     and securities sold short                                              (801,139)
                                                                                                         ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                   4,726,664
                                                                                                                       ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    $4,428,067
                                                                                                                       ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Six Months Ended
                                                                                               February 28, 1998      Year Ended
                                                                                                  (Unaudited)      August 31, 1997
                                                                                               _________________   _______________
OPERATIONS:
  Investment (loss)                                                                              $      (298,597)   $      (34,284)
  Net realized gain (loss) on investments                                                              5,527,803         4,862,897
  Net unrealized appreciation (depreciation) on investments                                             (801,139)        6,128,925
                                                                                               _________________   _______________
      Net Increase (Decrease) in Net Assets Resulting from Operations                                  4,428,067        10,957,538
                                                                                               _________________   _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net                                                                                     --             (14,466)
  Net realized gain on investments                                                                    (6,040,421)         (632,898)
                                                                                               _________________   _______________
      Total Dividends                                                                                 (6,040,421)         (647,364)
                                                                                               _________________   _______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold                                                                       97,858,601        87,803,219
  Dividends reinvested                                                                                 5,763,242           637,529
  Cost of shares redeemed                                                                            (51,210,833)      (20,848,171)
                                                                                               _________________   _______________
      Increase (Decrease) in Net Assets from Capital Stock Transactions                               52,411,010        67,592,577
                                                                                               _________________   _______________
        Total Increase (Decrease) in Net Assets                                                       50,798,656        77,902,751
NET ASSETS:
  Beginning of Period                                                                                 81,494,139        3,591,388
                                                                                               _________________   _______________
  End of Period                                                                                  $   132,292,795    $  81,494,139
                                                                                               ================= =================
Investment (loss)                                                                                $      (337,839)   $      (39,242)
                                                                                               _________________   _______________
                                                                                                      Shares            Shares
                                                                                               _________________   _______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                                          4,402,557         4,544,579
  Shares issued for dividends reinvested                                                                 274,702            37,348
  Shares redeemed.                                                                                    (2,367,484)       (1,142,930)
                                                                                               _________________   _______________
      Net Increase (Decrease) in Shares Outstanding                                                    2,309,775         3,438,997
                                                                                               ================= =================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Six Months Ended
                                                                         February 28, 1998      Year Ended August 31,
                                                                                                _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period                                      $22.23             $15.80        $12.50
                                                                              ______             ______        ______
    Investment Operations:
    Investment income (loss)-net                                                (.05)              (.01)          .08
    Net realized and unrealized gain (loss)
      on investments                                                            1.01               8.23           3.28
                                                                              ______             ______        ______
    Total from Investment Operations                                             .96               8.22           3.36
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net                                         --                (.04)          (.04)
    Dividends from net realized gain on investments                            (1.05)             (1.75)          (.02)
                                                                              ______             ______        ______
    Total Distributions                                                        (1.05)             (1.79)          (.06)
                                                                              ______             ______        ______
    Net asset value, end of period                                            $22.14             $22.23        $15.80
                                                                              ======             ======        ======
TOTAL INVESTMENT RETURN                                                         4.56%(2)          55.45%        26.88%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets                            .64%(2)           1.25%         1.18%(2)
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short
      to average net assets                                                      .01%(2)            .01%          .01%(2)
    Ratio of net investment income (loss)
      to average net assets                                                     (.25%)(2)          (.14%)         .56%(2)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager                                           --                .26%         1.13%(2)
    Portfolio Turnover Rate                                                    71.49%(2)         154.92%      266.80%(2)
    Average commission rate paid (3)                                          $.0571             $.0502        $.0478
    Net Assets, end of period (000's Omitted)                               $132,293            $81,494        $3,591
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment ecurities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-Significant Accounting Policies:
    Dreyfus Midcap Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-Bank Line of Credit:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1998 was approximately $167,000, with a related weighed average annualized interest rate of 6.11%.

Dreyfus Midcap Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1998, the Fund was charged $147,451 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $42,680 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28,1998, the Fund was charged $10,797 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-Securities Transactions:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998 amounted to $130,247,043 and $82,855,175, respectively.
    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at February 28, 1998 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (b) At February 28,1998, accumulated net unrealized appreciation on investments and securities sold short was $5,376,428, consisting of $11,280,090 gross unrealized appreciation and $5,903,662 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MIDCAP VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.
Registration Mark
[Dreyfus logo]
Midcap Value
Fund
Semi-Annual
Report
February 28, 1998

DREYFUS EMERGING LEADERS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this semi-annual report for Dreyfus Emerging Leaders Fund for the six-month period ended February 28, 1998. Over this period, your Fund produced a robust total return of 15.81%,* which compares with a total return of 9.64% for our benchmark, the Russell 2000 Index.**
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve
Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below year ago levels, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
Market Overview
    Only four months after enduring the largest-ever one-day drop in the Dow Jones Industrial Average, the stock market was back again setting new records by the end of February.
    The widely followed Dow Jones Industrials had broken new ground, and the more widely based Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")had also achieved a new record. Smaller stocks as represented by the Russell 2000 had not recouped the ground lost last fall, and the NASDAQ Composite, while close to its previous high, had not climbed all the way back. Yet signs of market strength continued into early March, especially for the largest stocks.
    How solid was this recovery from last October's lows? One lesson to be learned was that the market was highly sensitive to any bad news, especially about corporate profits. Despite the market's resilience, a number of stocks
- particularly in the electronic sector - suffered reverses when companies forecast lower earnings for the early months of 1998.
    In late 1997, large stocks, particularly heavily capitalized global corporations, had been depressed in price by the so-called "Asian flu" - the severe financial problems affecting Japan, Korea, Singapore, Thailand, Indonesia and the Philippines. In the new year, however, these companies appeared to make an adjustment to the Asian problems. In addition, very large companies were sought out by investors as offering a better refuge in uncertain times than small and medium-sized companies.
    And the weapons-inspection crisis with Iraq, though it eased with an agreement at the close of the fiscal period, provided more reasons for investors to seek out the large, well-established stocks.
    As the stock market approached its spring quarter, there was no shortage of reasons to worry whether the recent strength could be maintained. For one, there was the ever-present fear that the Fed might try to curb ebullience in the market - and the U.S. economy - by raising interest rates again. Also, there were predictions that the Asian flu had yet to make its full force felt in the American economy. Then there were the uncertainties brought on by the White House scandals, continued defiance by Iraq's Saddam Hussein, and the advance shadow of the approaching mid-term elections.
    Even though interest rates have crept up in early 1998, the average price of stocks in the S & P 500 stood at 26 times operating earnings at the end of February compared to 20.7 a year earlier. And the dividend yield of stocks in the S & P 500 was at an all-time low of 1.51%.
    Nonetheless, the resilience of the stock market was supported by a number of impressive factors. Inflation is lower than at any time in a generation. Interest rates, though edging higher, are low by most recent standards. And corporate profits, though likely to be lower than last year, have still been growing at double-digit rates. In addition, cash flows into mutual funds and into stocks have been setting new records.
    Market bears interpret these developments as signs that a market "top" is close at hand. However, recent swings in stock prices indicate that many investors still regard drops in the market as a good opportunity to acquire more shares at reasonable prices.
Portfolio Focus
    We have now assembled a group of companies that we consider to be truly emerging leaders. Their performance, combined with favorable market conditions, have enabled your Fund to once again outperform the Russell 2000, which is our benchmark.
    The Dreyfus Emerging Leaders Fund primarily invests in the equity securities of domestic and foreign issuers, typically with market capitalizations of less than $1.0 billion, which we believe will be the industry leaders of the future. The Fund strives to deliver balanced performance throughout all market cycles using a blended approach of growth and value investing. The Fund primarily looks for companies that have dominant market positions within major product lines, sustained records of achievement and strong financial conditions, and/or are low-cost producers. Last, the Fund looks for companies with new or innovative products, services or processes which we believe will enhance prospects for greater earnings growth in the future.
    1997 was the third year in a row when the smaller stocks of the Russell 2000 Index underperformed the more popular S&P 500. This pattern has continued into 1998 with the 5.7% return of the Russell 2000 lagging the 8.1% return posted by the S&P 500 for the first two months of this year. Small-cap stocks dramatically outperformed the S&P 500 for a period last year when investors recognized that these younger companies possessed superior profit growth vis-a-vis larger-cap stocks and that they would have less impact from a stronger U.S. dollar, considering that multinational companies derive a greater percentage of their sales from overseas. Unfortunately the Asian crisis intervened, which caused investors to become more risk-averse and concerned about the illiquidity of small-cap stocks. We remain optimistic about small caps, however, because we anticipate that the market will ultimately be disappointed by the impact that the Asian crisis will have on the earnings of the large multinationals.
    The strong domestic economy made stocks in the consumer group the largest contributor to your Fund's and the Index's performance during the six-month period. The performance in this sector was led by billboard companies, Universal Outdoor Holdings and Lamar Advertising. Universal Outdoor Holdings
is in the process of being acquired by radio and billboard consolidator Clear Channel Communications. Another holding, Arbor Drugs, was acquired by CVS during the quarter. Like most retailers, home furnishing retailer Pier 1 Imports benefited from the nation's high consumer confidence and employment. Disappointing investments were The Bombay Company, a furniture retailer whose turnaround required market acceptance of a new line which didn't happen, and Applebee's International, a restaurateur that experienced growing pains.
    A benign interest rate scenario combined with rapid industry consolidation made the financial services sector the second best contributor to your Fund's performance. Doral Financial, a Puerto Rican specialty finance company, was the biggest winner in this category, followed by Fremont
General, a leading writer of worker's compensation insurance, and Avis Rent A Car. The stock of Frontier Insurance Group, your Fund's best performing stock last year, was a losing position in this period as the company's founder and chairman passed away and the company had to add to its reserves. Banco Latinoamericano de Exportaciones, S.A. Cl.E got caught in the cross-currents of emerging market lending.
    Technology was a sector where we enjoyed considerable success, all the sweeter because this sector was the second worst performer in the Index. U.S. Web, a provider of internet consulting services, was the standout performer in this sector and for your Fund. Also aiding the Fund during the period were Concord Communications, supplier of network analysis software, and MMC Networks, a semiconductor manufacturer. Our misjudgments along the way included VIASOFT, a supplier of software to solve the Year 2000 problem; PRI Automation, a manufacturer of semiconductor capital equipment; and Xylan, a producer of computer switching systems.
    We were pleased that our selections in the health care sector materially outperformed the benchmark. The winner was Sepracor, where investors recognized the company's expertise in developing improved versions of existing drugs. Novoste, a development stage company focusing on the use of radiation therapy, and IDEC Pharmaceuticals, whose Ritxuxan is a leading product for the treatment of lymphoma, also captured investors' attention. Health care stocks which we mistimed were Bone Care International and Magellan
 Health Services.
    The material and processing segment provided rewarding performance for both your Fund and the index. Most serendipitous was our timely investment in Culligan Water Technologies, which U.S. Filter agreed to acquire at a substantial premium. Casella Waste Systems, Cl.A has been successful as a rapidly growing consolidator of New England solid waste companies. OM Group is in the top quintile of volume growth among specialty chemical companies, and saw its stock price reflect its progress. Linerboard producer Gaylord Container Cl.A was our only loser in this category. The Asian crisis dampened cyclical recovery in this global grade of paper.
    After two stupendous years of gangbuster investments coming out of the oil patch, energy investments hit a wall during this period. Seasonal and macro economic events overwhelmed the efforts exerted by the managements of our companies to grow shareholder value. Solid gains were achieved by oilfield service providers Pride International and Coflexip, A.D.R; however, these stocks were offset by a poorly timed secondary offering in oilfield services company Superior Energy Services. In addition, investors took profits in three of our big winners from last year: Ocean Energy, a Louisiana exploration and production outfit; oilfield-service vessel boat builder
Halter Marine Group and offshore construction producer Global Industries.
    Our stock selections in producer durables, autos and transportation, and utilities generally added to your Fund's performance, but did not outperform their respective benchmark sectors.
    It is incumbent upon us as we progress through 1998 to be somewhat skeptical. It has escaped neither us nor our shareholders that we have just completed three record-setting years in the stock market and are off to a good start this year as well. Selectivity and sticking to our time-tested money management disciplines will be critical in 1998. We want to assure you that we have the people and the processes in place that should generate competitive returns in the coming year.
                     Sincerely,                               Sincerely,

              [Hilary R. Woods signature}              [Paul Kandel signature]

                     Hilary R. Woods                          Paul Kandel
                     Portfolio Manager                        Portfolio Manager
March 18, 1998
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**     SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment if income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS                                                                       FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks-94.6%                                                                               Shares          Value
                                                                                              _____________    _____________
     Commercial Services-3.0%        Lamar Advertising, Cl. A...............(a)                      42,500   $  2,143,594
                                     Universal Outdoor Holdings.............(a)                      35,000      2,100,000
                                                                                                               _____________
                                                                                                                 4,243,594
                                                                                                               _____________

     Consumer Durables-5.2%          D.R. Horton..............................                       90,000     2,098,125
                                     Helen of Troy..........................(a)                     120,000     1,837,500
                                     Mohawk Industries......................(a)                      61,700     1,619,625
                                     Sola International.....................(a)                      50,000     1,896,875
                                                                                                               _____________
                                                                                                                7,452,125
                                                                                                               _____________

     Consumer Non-Durables-1.3%      Movado Group..............................                      85,000     1,827,500
                                                                                                               _____________

     Consumer Services-6.7%          Cinar Films, Cl. B.....................(a)                      50,000     1,850,000
                                     Guilford Mills............................                      60,000     1,702,500
                                     Harte-Hanks Communications................                      50,000     2,171,875
                                     Rio Hotel & Casino.....................(a)                      75,000     2,132,812
                                     Westwood One...........................(a)                      55,000     1,705,000
                                                                                                               _____________
                                                                                                                9,562,187
                                                                                                               _____________

     Electronic Technology-11.2%     CheckFree Holdings.....................(a)                      60,000     1,290,000
                                     Concord Communications................ (a)                      75,000     2,156,250
                                     Corsair Communications.................(a)                      90,000     1,845,000
                                     Esterline Technologies.................(a)                      44,500     1,752,187
                                     Gerber Scientific......................                         90,000     1,783,125
                                     Information Storage Devices............(a)                     135,000       995,625
                                     Jabil Circuit..........................(a)                      35,000     1,841,875
                                     Level One Communications...............(a)                      40,000     1,797,500
                                     Thiokol...................................                      22,500     2,151,563
                                     Visual Networks........................(a)                      20,000       402,500
                                                                                                               _____________
                                                                                                               16,015,625
                                                                                                               _____________

      Energy Minerals-2.3%           Ocean Energy...........................(a)                      35,000     1,636,250
                                     Pride International....................(a)                      75,000     1,710,937
                                                                                                               _____________
                                                                                                                3,347,187
                                                                                                               _____________

      Finance-19.8%                  Amerin.................................(a)                      60,000     1,755,000
                                     ARM Financial Group.......................                      67,000     1,524,250
                                     Banco Latinoamericano de Exportaciones, S.A., Cl. E             42,500     1,734,531
                                     Berkley (W.R.)............................                      42,500     1,939,063
                                     Doral Financial...........................                      85,000     2,295,000
                                     Downey Financial..........................                      60,000     1,755,000
                                     Enhance Financial Services Group..........                      31,000     1,923,937
                                     Fremont General...........................                      30,000     1,760,625
                                     Hamilton Bancorp.......................(a)                      55,000     1,760,000
                                     Haven Bancorp.............................                      85,000     2,082,500
                                     NAC Re....................................                      34,000     1,748,875


DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           FEBRUARY 28, 1998 (UNAUDITED)

Common Stocks (continued)                                                                         Shares            Value
                                                                                               _____________    _____________
     Finance (continued)....         Penn-America Group........................                      87,000   $   1,990,125
                                     RenaissanceRe Holdings....................                      38,500       1,669,938
                                     SL Green Realty...........................                      57,500       1,527,344
                                     Sterling Bancshares.......................                      68,400       1,026,000
                                     Terra Nova (Bermuda) Holdings, Cl. A......                      65,000       1,856,563
                                                                                                                _____________
                                                                                                                 28,348,751
                                                                                                                _____________

     Health Services-1.8%            First Consulting Group.................(a)                      25,000         468,750
                                     IDX Systems............................(a)                      50,000       2,068,750
                                                                                                                _____________
                                                                                                                  2,537,500
                                                                                                                _____________

     Health Technology-8.8%          AXYS Pharmaceuticals...................(a)                     180,000       1,530,000
                                     Cygnus.................................(a)                     110,000       1,959,375
                                     DUSA Pharmaceuticals...................(a)                     145,000       1,803,438
                                     Gilead Sciences........................(a)                      52,500       1,880,156
                                     IDEC Pharmaceuticals...................(a)                      40,000       1,815,000
                                     Novoste................................(a)                      60,000       1,777,500
                                     Pharmacyclics..........................(a)                      70,000       1,828,750
                                                                                                                _____________
                                                                                                                 12,594,219
                                                                                                                _____________

     Industrial Services-3.7%        Culligan Water Technologies............(a)                      31,000       1,786,375
                                     Global Industries......................(a)                     113,500       1,957,875
                                     Marine Drilling........................(a)                      87,000       1,560,563
                                                                                                                _____________
                                                                                                                  5,304,813
                                                                                                                _____________

     Process Industries-7.5%         AptarGroup................................                      31,500       1,817,156
                                     Casella Waste Systems, Cl. A...........(a)                      75,000       1,828,125
                                     Gaylord Container, Cl. A...............(a)                     200,000       1,325,000
                                     Intertape Polymer Group...................                      83,000       1,815,625
                                     OM Group..................................                      47,500       2,110,781
                                     Westpoint Stevens......................(a)                      35,000       1,868,125
                                                                                                                _____________
                                                                                                                 10,764,812
                                                                                                                _____________

     Producer Manufacturing-8.9%     DeCrane Aircraft Holdings..............(a)                     101,000       1,805,375
                                     Halter Marine Group....................(a)                      80,000       1,570,000
                                     Reliance Steel & Aluminum.................                      52,500       1,850,625
                                     Titan International.......................                      90,000       1,687,500
                                     Triumph Group..........................(a)                      50,000       2,150,000
                                     Watts Industries, Cl. A...................                      62,500       1,878,906
                                     Wyman-Gordon...........................(a)                      90,000       1,800,000
                                                                                                                _____________
                                                                                                                 12,742,406
                                                                                                                _____________

     Retail Trade-2.9%               Arbor Drugs...............................                      97,500       2,291,250
                                     Pier 1 Imports.........................                         70,000       1,872,500
                                                                                                                _____________
                                                                                                                  4,163,750
                                                                                                                _____________

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                    FEBRUARY 28, 1998 (UNAUDITED)

Common Stocks (continued)                                                                    Shares          Value
                                                                                         _____________    _____________
     Technology Services-8.0%        Check Point Software Technologies......(a)                45,000    $   1,735,312
                                     CNET...................................(a)                50,000        1,812,500
                                     Legato Systems.........................(a)                42,000        2,058,000
                                     Secure Computing.......................(a)               112,500        1,293,750
                                     Software AG Systems....................(a)               100,000        1,937,500
                                     USWeb..................................(a)               135,000        2,531,250
                                                                                                           _____________
                                                                                                            11,368,312
                                                                                                           _____________

     Transportation-1.4%             Expeditors International of Washington....                50,000        2,025,000
                                                                                                           _____________

     Utilities-2.1%                  Eastern Enterprises.......................                36,500        1,617,406
                                     Sierra Pacific Resources..................                38,500        1,381,188
                                                                                                           _____________
                                                                                                             2,998,594
                                                                                                           _____________
                                     TOTAL COMMON STOCKS
                                       (cost $108,613,437).....................                           $135,296,375
                                                                                                           =============

                                                                                           Principal
Short-Term Investments-6.4%                                                                 Amount
                                                                                         _____________
     U.S. Treasury Bills:            5%, 4/9/98................................         $   1,260,000     $  1,252,932
                                     5.19%, 4/23/98............................             7,994,000        7,930,927
                                     4.96%, 4/30/98............................                35,000           34,690
                                                                                                          _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $9,220,866).......................                           $  9,218,549
                                                                                                          =============

TOTAL INVESTMENTS (cost $117,834,303)..........................................                101.0%     $144,514,924
                                                                                              =======     =============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                 (1.0%)    $(1,444,813)
                                                                                              =======     =============
NET ASSETS.....................................................................                100.0%     $143,070,111
                                                                                              =======     =============


Notes to Statement of Investments:
(a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                             FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                Cost               Value
                                                                                            _____________      _____________
ASSETS:                          Investments in securities-See Statement of Investments      $117,834,303      $144,514,924
                                 Cash.......................................                                        339,564
                                 Receivable for investment securities sold..                                      2,009,308
                                 Dividends and interest receivable..........                                         71,376
                                 Receivable for shares of Common Stock subscribed                                    57,167
                                 Prepaid expenses...........................                                         36,321
                                                                                                                ____________
                                                                                                                147,028,660
                                                                                                               _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      105,213
                                 Due to Distributor.........................                                         26,130
                                 Payable for investment securities purchased                                      2,039,586
                                 Payable for shares of Common Stock redeemed                                      1,736,041
                                 Accrued expenses...........................                                         51,579
                                                                                                               _____________
                                                                                                                  3,958,549
                                                                                                               _____________

NET ASSETS..................................................................                                   $143,070,111
                                                                                                               =============

REPRESENTED BY:                  Paid-in capital............................                                   $110,355,572
                                 Accumulated investment (loss)..............                                       (906,484)
                                 Accumulated net realized gain (loss) on investments                              6,940,402
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4(b)                                                     26,680,621
                                                                                                               _____________
NET ASSETS..................................................................                                   $143,070,111
                                                                                                               =============

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                      5,454,226

NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                         $26.23
                                                                                                                     =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $1,700 foreign taxes
                                     withheld at source)..............                     $    272,931
                                 Interest.............................                          173,155
                                                                                            ____________
                                       Total Income...................                     $    446,086
EXPENSES:                        Management fee-Note 3(a).............                          566,887
                                 Shareholder servicing costs-Note 3(b)                          231,424
                                 Registration fees....................                           41,532
                                 Professional fees....................                           17,941
                                 Directors' fees and expenses-Note 3(c)                          17,478
                                 Custodian fees-Note 3(b).............                            9,048
                                 Prospectus and shareholders' reports.                            5,876
                                 Loan commitment fees-Note 2..........                              374
                                 Miscellaneous........................                              499
                                                                                             ____________
                                       Total Expenses.................                                            891,059
                                                                                                                   _______
INVESTMENT (LOSS).....................................................                                           (444,973)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments                    $11,722,351
                                 Net unrealized appreciation (depreciation)
                                     on investments...................                        6,019,229
                                                                                            ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                         17,741,580
                                                                                                              ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                        $17,296,607
                                                                                                              ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                    February 28, 1998       Year Ended
                                                                                       (Unaudited)        August 31, 1997
                                                                                    _________________     _______________

OPERATIONS:
    Investment income (loss)-net......................................              $   (444,973)         $    (461,684)
    Net realized gain (loss) on investments...........................                11,722,351              9,623,622
    Net unrealized appreciation (depreciation) on investments.........                 6,019,229             17,061,108
                                                                                      _____________         _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                17,296,607             26,223,046
                                                                                      _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:
    Net realized gain on investments..................................               (12,996,733)            (3,665,787)
                                                                                      _____________         _____________

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                74,556,566            121,713,698
    Dividends reinvested..............................................                12,657,352              3,575,813
    Cost of shares redeemed...........................................               (52,924,758)           (80,572,147)
                                                                                      _____________         _____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions               34,289,160             44,717,364
                                                                                      _____________         _____________
          Total Increase (Decrease) in Net Assets.....................                38,589,034             67,274,623


NET ASSETS:
    Beginning of Period...............................................               104,481,077             37,206,454
                                                                                      _____________         _____________
    End of Period.....................................................              $143,070,111           $104,481,077
                                                                                      =============         =============

Investment (loss).....................................................               $  (906,484)    $      (461,511)
                                                                                      =============         =============

                                                                                          Shares               Shares
                                                                                      _____________         _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                 2,849,293              5,846,639
    Shares issued for dividends reinvested............................                   528,270                181,883
    Shares redeemed...................................................                (2,074,982)            (3,869,328)
                                                                                      _____________         _____________
      Net Increase (Decrease) in Shares Outstanding...................                 1,302,581              2,159,194
                                                                                      =============         =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       Six Months Ended
                                                                       February 28, 1998     Year Ended August 31,
                                                                                            ________________________
PER SHARE DATA:                                                          (Unaudited)           1997         1996(1)
                                                                          __________          _______       _______

    Net asset value, beginning of period...............                     $25.17            $18.67        $12.50
                                                                          __________          _______       _______
    Investment Operations:
    Investment income (loss)-net.......................                       (.06)             (.11)          .03
    Net realized and unrealized gain (loss) on investments                    3.79              8.02          6.17
                                                                          __________          _______       _______
    Total from Investment Operations...................                       3.73              7.91          6.20
                                                                          __________          _______       _______
    Distributions:
    Dividends from investment income-net...............                       --                 --           (.03)
    Dividends from net realized gain on investments....                      (2.67)            (1.41)          --
                                                                          __________          _______       _______
    Total Distributions................................                      (2.67)            (1.41)         (.03)
                                                                          __________          _______       _______
    Net asset value, end of period.....................                     $26.23            $25.17        $18.67
                                                                          ==========          =======       =======
TOTAL INVESTMENT RETURN................................                      15.81%(2)         44.45%        46.09%(2,3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............                        .70%(2)          1.39%         1.16%(2)
    Ratio of net investment income (loss)
      to average net assets............................                      (.35)%(2)          (.62%)         .09%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager and earnings credits                   --               .09%         .36%(2)
    Portfolio Turnover Rate............................                      92.77%(2)        197.99%       203.66%(2)
    Average commission rate paid(4)....................                     $.0566            $.0586        $.0554
    Net Assets, end of period (000's Omitted)..........                   $143,070          $104,481       $37,206

(1)  From September 28, 1995 (commencement of operations) to August 31, 1996.
(2)  Not annualized.
(3) Calculated based on net asset value on the close of business on September 29, 1995 (commencement of initial offering) to August 31, 1996.
(4) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Emerging Leaders Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1998, the Fund did not borrow under the Facility.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1998, the Fund was charged of $157,469 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $46,863 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $9,048 pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended February 28, 1998 is summarized as follows:

                                                                                       Purchases             Sales
                                                                                      ___________          ___________
    Long transactions................................................                $129,137,034         $111,560,750
    Short sale transactions..........................................                     695,727              695,727
                                                                                      ___________          ___________
      TOTAL..........................................................                $129,832,761         $112,256,477
                                                                                      ===========          ===========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value.
The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At February 28, 1998, there were nosecurities sold short outstanding.
    (B) At February 28, 1998, accumulated net unrealized appreciation on investments was $26,680,621, consisting of $28,329,369 gross unrealized appreciation and $1,648,748 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS EMERGING LEADERS FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.
Registration Mark
[Dreyfus logo]
Emerging Leaders
Fund
Semi-Annual
Report
February 28, 1998